UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

REHOUSE SPORTSMAN’S WAREHOUSE 2023 Annual Meeting Of Stockholders and Proxy Statement\

Dear Fellow Stockholder:

You are cordially invited to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of Sportsman’s Warehouse Holdings, Inc., a Delaware corporation (which we refer to as “Sportsman’s Warehouse,” “we” or “us”), that will be held on Wednesday, June 7, 2023, at 8:00 a.m. Mountain Time. We have determined that the Annual Meeting will be a virtual meeting of stockholders conducted via live audiocast on the Internet. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2023. You will be able to access the meeting using the control number found on your Notice of Internet Availability, proxy card or voting instruction form, as applicable. You will not be able to attend the Annual Meeting in person. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

Details of the business to be conducted at the Annual Meeting and instructions for how to participate in the Annual Meeting are set forth in the accompanying proxy materials, including the Notice of 2023 Annual Meeting of Stockholders and Proxy Statement. Only stockholders of record and beneficial owners at the close of business on April 20, 2023 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

We are furnishing our proxy materials to our stockholders over the Internet. On or about April , 2023, we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders of record that did not request to receive printed copy of our proxy materials, including the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 28, 2023, or are otherwise receiving our proxy materials electronically by email. Brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice of Internet Availability to the beneficial owners. The Notice of Internet Availability contains instructions for how stockholders can access our proxy materials over the Internet and vote their shares. All stockholders who do not receive a Notice of Internet Availability will receive a printed copy of the proxy materials by mail on or about April , 2023.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote on the matters presented as soon as possible. If you participate in and vote your shares at the Annual Meeting, your proxy will not be used.

Thank you for your continued support and interest in Sportsman’s Warehouse.

Sincerely,

Joseph P. Schneider Interim President and Interim Chief Executive Officer Chair of the Board of Directors April , 2023

2023 Proxy Statement

PROXY SUMMARY

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

1475 WEST 9000 SOUTH, SUITE A

WEST JORDAN, UTAH 84088

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 7, 2023

Annual Meeting of Stockholders

Date & Time	Location of Meeting	Record Date
June 7, 2023, at 8:00 a.m. Mountain Time	The meeting will be held virtually, via live audiocast at www.virtualshareholdermeeting.com/SPWH2023	Close of business on April 20, 2023

The purposes of the Annual Meeting are to:

Proposal		Board Recommendation
1

Elect the two Class III directors named in the accompanying Proxy Statement to serve until the Company’s 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;

Vote FOR each of the director nominees
2	Approve an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors and remove obsolete provisions;	Vote FOR
3	Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2024 (fiscal year 2023);	Vote FOR
4	Approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement;	Vote FOR

5 Transact such other business as may properly come before the Annual Meeting or 5 any postponements or adjournments thereof.

We have elected to provide internet access to our proxy materials, which include the accompanying Proxy Statement, in lieu of mailing printed copies. On or about April , 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 28, 2023 (“2022 Annual Report”).

You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2023. You will be able to access the meeting using the control number found on your Notice, proxy card or voting instruction

2023 Proxy Statement

PROXY SUMMARY

form, as applicable. The accompanying Proxy Statement provides detailed information about the Annual Meeting. We encourage you to read the Proxy Statement carefully and in its entirety.

The Board of Directors has fixed the close of business on April 20, 2023 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. A list of all stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices at 1475 West 9000 South, Suite A, West Jordan, Utah 84088, for ten days before the Annual Meeting, and during the Annual Meeting such list will be available for examination by following the link on the virtual meeting platform.

Whether or not you plan to be virtually present at the Annual Meeting, we encourage you to submit your proxy or voting instructions as soon possible to instruct how your shares are to be voted at the Annual Meeting and to help ensure the presence of a quorum at the Annual Meeting. Voting now via proxy will not limit your right to change your vote or to attend the virtual Annual Meeting.

By order of the Board of Directors,

Jeff White
Chief Financial Officer and Secretary

April , 2023

2023 Proxy Statement

i

2023 Proxy Statement	i

ii

2023 Proxy Statement	ii

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement on Schedule 14A (this “Proxy Statement”) contains forward-looking statements as that term is defined by the Private Securities Litigation Reform Act of 1995. These statements may concern our business, operations and financial performance and condition as well as our plans, objectives and expectations for our business operations and financial performance and condition, which are subject to risks and uncertainties. All statements other than statements of historical fact included in this Proxy Statement are forward-looking statements. These statements may include words such as “aim,” “anticipate,” “assume,” “believe,” “can have,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “likely,” “may,” “objective,” “plan,” “potential,” “positioned,” “predict,” “should,” “target,” “will,” “would” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events or trends. For example, all statements we make relating to our plans and objectives for future operations, growth or initiatives and strategies are forward-looking statements.

These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management’s beliefs and assumptions. We derive many of our forward-looking statements from our own operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that predicting the impact of known factors is very difficult, and we cannot anticipate all factors that could affect our actual results.

All of our forward-looking statements are subject to risks and uncertainties that may cause our actual results to differ materially from our expectations. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to:

▪
current and future government regulations, in particular regulations relating to the sale of firearms and ammunition, which may impact the supply and demand for our products and our ability to conduct our business;
▪
our retail-based business model which is impacted by general economic and market conditions and economic, market and financial uncertainties that may cause a decline in consumer spending;
▪
our concentration of stores in the Western United States which makes us susceptible to adverse conditions in this region, and could affect our sales and cause our operating results to suffer;
▪
the highly fragmented and competitive in which we operate and the potential for increased competition;
▪
changes in consumer demands, including regional preferences, which we may not be able to identify and respond to in a timely manner;
▪
our entrance into new markets or operations in existing markets, which may not be successful; and
▪
the impact of general macroeconomic conditions, such as labor shortages, inflation, rising interest rates and tightening credit markets on our operations.

The above is not a complete list of factors or events that could cause actual results to differ from our expectations, and we cannot predict all of them. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements disclosed under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our Annual Report on Form 10-K for the year ended January 28, 2023, as such disclosures may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the “SEC”), including subsequent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and public communications. You should evaluate all forward-looking statements made in this Proxy Statement and otherwise in the context of these risks and uncertainties.

Potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on any forward-looking statements we make. These forward-looking statements speak only as of the date of this Proxy Statement and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties and other factors that in many cases are beyond our control. Except as required by law, we undertake no obligation to update or revise any forward-looking statements publicly, whether as a result of new information, future developments or otherwise.

2023 Proxy Statement	1

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

1475 WEST 9000 SOUTH, SUITE A

WEST JORDAN, UTAH 84088

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sportsman’s Warehouse Holdings, Inc. (the “Board of Directors” or the “Board”) from the holders of shares of our common stock, par value $0.01 per share (our “Common Stock”), for the purposes set forth in this Proxy Statement for our 2023 Annual Meeting of Stockholders (including any adjournments, continuations or postponements thereof, the “Annual Meeting”). The Annual Meeting will be held virtually, via live audiocast at www.virtualshareholdermeeting.com/SPWH2023 on Wednesday, June 7, 2023, at 8:00 a.m. Mountain Time. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2023.

We have elected to provide internet access to our proxy materials, which include the accompanying Proxy Statement, in lieu of mailing printed copies. On or about April , 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 28, 2023 (the “2022 Annual Report”). The Notice of Internet Availability provides instructions on how to vote online or by telephone and how to receive a paper copy of your proxy materials by mail. The Proxy Statement and our 2022 Annual Report can be accessed directly at the internet address www.proxyvote.com using the control number located on the Notice of Internet Availability, on your proxy card or in the instructions that accompanied your proxy materials.

References throughout this Proxy Statement to “Sportsman’s Warehouse,” the “Company,” “we,” “us,” and “our” refer to Sportsman’s Warehouse Holdings, Inc. and its subsidiaries, and references to “Holdings” refer to Sportsman’s Warehouse Holdings, Inc. excluding its subsidiaries. References to (i) “fiscal year 2022” refer to our fiscal year ended January 28, 2023; (ii) “fiscal year 2021” refer to our fiscal year ended January 29, 2022; and (iii) “fiscal year 2020” refer to our fiscal year ended January 30, 2021.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON JUNE 7, 2023

This Proxy Statement and our 2022 Annual Report are available on the Internet at www.proxyvote.com. These materials are also available on our corporate website at investors.sportsmans.com. References to our website in this Proxy Statement are provided for convenience only and the content on our website does not constitute part of this Proxy Statement.

2023 Proxy Statement	2

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive only a Notice of Internet Availability of Proxy Materials?

As permitted by the Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials, including our Notice of 2023 Annual Meeting Annual Meeting of Stockholders, Proxy Statement and 2022 Annual Report, to stockholders via mail the Internet. On or about April , 2023, we will mail a Notice of Internet Availability to stockholders of record that did not request to receive printed copies of our proxy materials or that are otherwise receiving our materials electronically by email, while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice of Internet Availability to the beneficial owners. The Notice of Internet Availability contains instructions on how stockholders can access and review our proxy materials via the Internet and vote their shares. The Notice of Internet Availability also contains instructions on how to request, free of charge, paper copies of the proxy materials.

We believe the delivery options that we have chosen will allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing printed copies.

When and where is the Annual Meeting?

The Annual Meeting will be held virtually on Wednesday, June 7, 2023, at 8:00 a.m. Mountain Time, via live audiocast on the Internet. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2023. You will be able to access the Annual Meeting using the control number found on your Notice of Internet Availability, proxy card or voting instruction form, as applicable.

Why is the Company holding the Annual Meeting in a virtual-only meeting format?

We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location and enables us to protect the health and safety of all attendees. Sportsman’s Warehouse stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person meeting.

What am I being asked to vote on at the Annual Meeting?

At the Annual Meeting, stockholders will act on the following matters:

1.
Election of the two Class III directors named in this Proxy Statement to serve until the Company’s 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;
2.
Approval of an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to declassify the Company’s Board of Directors and remove obsolete provisions (the “Declassification Amendment”);
3.
Ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2024 (“fiscal year 2023”); and
4.
Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Stockholders will also be asked to consider and transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

How does the Board recommend that I vote?

The Board recommends that you vote your shares of our Common Stock:

▪
“FOR” each of the two Class III director nominees named in this Proxy Statement;
▪
“FOR” the Declassification Amendment;
▪
“FOR” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2023; and
▪
“FOR” the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the Proxy Statement.

Who may vote?

Only holders of record of our Common Stock, at the close of business on the record date for the Annual Meeting, April 20, 2023 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. As of the Record Date, there were [_______] shares of Common Stock issued and outstanding and entitled to vote on the matters presented at the Annual Meeting. Our Common Stock is the only class of securities authorized to vote. Stockholders are not entitled to cumulative voting rights in the election of directors.

What must I do if I want to attend the Annual Meeting?

We will be hosting the Annual Meeting on the Internet via live audiocast. You will not be able to attend the Annual Meeting physically in person. All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold our Common Stock through a broker, bank or other nominee, may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2023.

You will need the control number included on your Notice of Internet Availability, proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) in order to be able to attend the Annual Meeting. Please note that if you hold your shares in street name, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote your shares at the Annual Meeting.

The Annual Meeting audiocast will begin at 8:00 a.m. Mountain Time. Stockholders may access the Annual Meeting beginning at 7:45 a.m. Mountain Time through www.virtualshareholdermeeting.com/SPWH2023. Stockholders will be able to submit questions by means of the “Ask a Question” field beginning at 7:45 a.m. on the morning of the Annual Meeting and throughout the duration of the meeting. Following the presentation of all proposals at the Annual Meeting, we will answer stockholder-submitted questions pertinent to meeting matters as time permits. Any questions that we are unable to address during the Annual Meeting will be answered on our website at investors.sportsmans.com following the Annual Meeting. If we receive substantially similar questions, we will group the questions together and provide a single response to avoid repetition. We will not answer any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste.

What happens if I experience technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

meeting time, please call the technical support number that will be provided in the meeting access email that will be sent approximately one hour prior to the Annual Meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority in voting power of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. On the Record Date, there were [_______] shares of Common Stock and no shares of preferred stock outstanding and entitled to vote. Thus, the holders of [_______] shares of Common Stock must be present in person or represented by proxy at the Annual Meeting for a quorum to exist.

How do I vote my shares?

Voting at the Annual Meeting

All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold shares of our Common Stock in street name, may attend and vote their shares at the Annual Meeting. See above under “What must I do if I want to attend the Annual Meeting?”

Even if you plan to be virtually present at the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting so that your vote will be counted if you later are unable to attend the Annual Meeting.

Submitting a Proxy or Voting Instructions

▪
Submitting a Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of our Common Stock as a record holder and you are reviewing a printed copy of this Proxy Statement, you may vote by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If you hold your shares of Common Stock as a record holder and you are viewing this Proxy Statement on the Internet, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the Notice of Internet Availability previously mailed to you. If you submit a proxy by Internet or telephone, you need not return a written proxy card by mail.
▪
Submitting Voting Instructions for Shares Registered in Street Name. If you hold your shares of our Common Stock in street name, which means your shares are held of record by a broker, bank or nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to provide your voting instructions by telephone. In addition, if you received a printed copy of this Proxy Statement, you may submit your voting instructions by completing, signing and dating the voting instruction form that was included with this Proxy Statement and returning it in the accompanying prepaid envelope. If you provide voting instructions by Internet or telephone, you need not return a written voting instruction form by mail.

What is the deadline for voting my shares if I do not attend the Annual Meeting?

If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. Eastern Time on June 6, 2023 in order for your shares to be voted at the Annual Meeting. If you are a stockholder of record and received your proxy materials by mail, and you cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card, your proxy card must be received before the Annual Meeting for your shares to be voted at the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

If you hold your shares in street name, please comply with the deadlines for voting provided by the broker, bank or other nominee that holds your shares

What vote is required for adoption or approval of each matter to be voted on?

Proposal	Vote Required
Proposal 1: Election of Directors

Each director nominee will be elected at the Annual Meeting if the nominee receives a majority of the votes cast with respect to his or her election (that is, the number of votes cast “For” the nominee must exceed the number of votes cast “Against” the nominee).

Proposal 2: Approval of the Declassification Amendment	The affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the voting power of our issued and outstanding shares of Common Stock.
Proposal 3: Ratification of the Appointment of our Independent Registered Public Accounting Firm	The affirmative vote of a majority in voting power of the shares of outstanding Common Stock present in person or represented by proxy and entitled to vote on the
Proposal 4: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	The affirmative vote of a majority in voting power of the shares of outstanding Common Stock present in person or represented by proxy and entitled to vote on the matter.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you properly submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on a particular proposal, then the named proxy holders will vote your shares in accordance with the recommendations of the Board on all matters presented in this proxy statement. See above under the heading “How does the Board recommend that I vote?”

In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of our Common Stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of our Common Stock held in street name on non-routine matters unless the broker receives voting instructions from the stockholder. Generally, if a broker exercises this discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker, but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. Proposal 1 (election of directors), Proposal 2 (approval of the Declassification Amendment), Proposal 4 (approval, on an advisory basis, of the compensation of the Company’s named executive officers) are considered non-routine matters under applicable stock exchange rules. Proposal 3 (ratification of Grant Thornton as our independent registered public accounting firm) is considered a routine matter.

Consequently, if you hold your shares in street name through a brokerage account and do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 3, but will not be permitted to vote your shares on Proposals 1, 2 or 4 or on any other business as may properly come before the Annual Meeting. If your broker exercises this discretion on Proposal 3, your shares will be counted as present for determining the presence of a quorum at the Annual Meeting and will be voted on Proposal 3 in the manner directed by your broker, but your shares will constitute broker non-votes on Proposal 1, 2 or 4 at the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What are my choices for casting my vote on each matter to be voted on?

Your choices for casting your vote on each proposal to be voted on at the Annual Meeting are as follows:

Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Proposal 1: Election of Directors	“For,” “Against,” or “Abstain” with respect to each of the three director nominees	None. Not counted as a “vote cast”	No	None. Not counted as a “vote cast.”
Proposal 2: Approval of the Declassification Amendment	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	No	Vote “Against” the proposal.
Proposal 3: Ratification of the Appointment of our Independent Registered Public Accounting Firm	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	Yes	Not applicable.
Proposal 4: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	No	None.

How will voting on any other business be conducted?

Although the Board does not know of any business to be considered at the Annual Meeting other than the items described in this Proxy Statement, if any other business properly comes before the Annual Meeting, a stockholder’s properly submitted proxy gives authority to the proxy holders to vote on those matters in their discretion.

How can I change or revoke my proxy?

If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is exercised by one of the following methods:

▪
delivering a later dated proxy card;
▪
submitting another proxy by telephone or the Internet (your latest telephone or Internet voting instructions will be followed);
▪
delivering to the Secretary of Sportsman’s Warehouse at our principal executive offices a written notice of revocation prior to the voting of the proxy at the Annual Meeting; or
▪
by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke your proxy.

Written notices of revocation should be addressed to:

Sportsman’s Warehouse Holdings, Inc.
Attn: Secretary
1475 West 9000 South, Suite A
West Jordan, Utah 84088

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Any change to your proxy that is provided by telephone or the Internet must be submitted before the deadlines set forth above under “What is the deadline for voting my shares if I do not attend the Annual Meeting?”

If your shares are held in street name, you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.

Who will bear the cost of this proxy solicitation?

We will bear the cost of solicitation of proxies. This includes the charges and expenses of preparing, assembling, and mailing the Notice of Internet Availability, Proxy Statement, and other soliciting materials and the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our issued and outstanding Common Stock. Proxies will be solicited by mail, and may be solicited personally by directors, officers, or our employees, who will not receive any additional compensation for any such services. We have also retained Morrow Sodali LLC (“Morrow Sodali”) as our “proxy solicitor” to assist in the solicitation of proxies. For these proxy solicitation services, Morrow Sodali will receive an estimated fee of approximately $8,500 plus reasonable out-of-pocket expenses and fees for any additional services.

Where can I find the voting results of the Annual Meeting?

Our intention is to announce the preliminary voting results at the Annual Meeting and to publish the final results within four business days after the Annual Meeting on a Current Report on Form 8-K to be filed with the SEC and which we will make available on our website at investors.sportsmans.com under “Financials & Filings”.

What do I do if I receive more than one proxy or set of voting instructions?

If you received more than one Notice of Internet Availability or more than one proxy card or voting instruction form (if you receive your proxy materials by mail), your shares may be registered in different names or with different addresses or are in more than one account. You must separately vote the shares shown on each Notice of Internet Availability, proxy card or voting instruction form that you received in order for all of your shares to be voted at the Annual Meeting.

If I share an address with another stockholder and received only one copy of the proxy materials, how do I obtain an additional copy?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-866-540-7095. If you are a beneficial stockholder, please contact your bank, broker or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

2023 Proxy Statement	8

PROPOSAL 1 ELECTION OF DIRECTORS

Our Board of Directors is currently set at seven directors. Our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and Amended and Restated Bylaws (“Bylaws”) currently provide for a classified, Board consisting of three classes of directors, each serving a staggered three-year term and with one class being elected at each year’s annual meeting of stockholders as follows:

▪
the Class III directors are Mr. Hickey and Ms. Walsh, and their terms will expire at the Annual Meeting;
▪
the Class I directors are Mr. Schneider and Mr. Williamson, and their terms will expire at our 2024 annual meeting of stockholders; and
▪
the Class II directors are Ms. Bejar, Ms. Fortune and Mr. McBee, and their terms will expire at our 2025 annual meeting of stockholders.

Upon the expiration of the term of a class of directors, directors for that class will be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Each director’s term is subject to the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Subject to any rights applicable to any then outstanding preferred stock, any vacancies on our Board may be filled only by the affirmative vote of a majority of the directors then in office.

If Proposal 2 (approval of the Declassification Amendment) is approved by our stockholders at the Annual Meeting, we will begin our phased transition to a declassified Board structure beginning at our 2024 annual meeting of stockholders. See “Proposal 2—Approval of Declassification Amendment” for additional information.

The Nominating and Governance Committee of the Board is responsible for reviewing and recommending to the Board from time to time the experience, qualifications, attributes, skills or other criteria desired for directors and director candidates. In considering candidates for nomination or appointment to the Board, the Board considers such factors such as whether the director candidate has relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, has demonstrated excellence in his or her field, has the ability to exercise sound business judgment and has the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting its assessment, the Board considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experiences, background and capability. Although we do not have a formal diversity policy, we believe it is important to have an appropriate mix of diversity for the optimal functionality of the Board. As of the date of this Proxy Statement, three of our seven directors self-identify as "diverse" as such term is defined in Listing Rule 5605(f) of The Nasdaq Stock Market LLC ("Nasdaq") with three directors who self-identify as female and one director who self-identifies as an “underrepresented minority” as such term is defined in Nasdaq Listing Rule 5605(f). In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

All of our directors bring to the Board a wealth of executive leadership experience. Below we identify and describe the key experience, qualifications, and skills our directors bring to the Board that are important in light of our businesses and structure. The directors’ experiences, qualifications, and skills that the Board considers in their re-nominations are included in their individual biographies.

2023 Proxy Statement	9

PROPOSAL 1 ELECTION OF DIRECTORS

Nominees for Election as Class III Directors at the Annual Meeting

Gregory P. Hickey, 72

Board Member

Director Since: April 2014

SPWH Committees:

▪
Chair of the Audit Committee
▪
Member of the Nominating and Governance Committee

Other U.S.-Listed Company

Directorships:

▪
None

KEY EXPERIENCE AND QUALIFICATIONS

▪
Accountant at PricewaterhouseCoopers LLP, serving as a partner since 1983.

CAREER HIGHLIGHTS

▪
Held various positions during his time at PricewaterhouseCoopers LLP.
▪
Served as partner-in-charge of the Los Angeles tax practice.
▪
Served tax leader of the West Region and as the tax engagement partner for numerous publicly traded consumer products companies.
▪
Additionally, between 1985 and 2006 served as Professor in the Masters of Taxation program at the University of Southern California.
▪
President and a member of the board of directors of the Southern California Tennis Association.

EDUCATION

▪
Bachelor of Science in Accounting from the University of Southern California.

2023 Proxy Statement	10

PROPOSAL 1 ELECTION OF DIRECTORS

Nancy A. Walsh, 62 Board Member Director Since: August 2022 SPWH Committees: ▪ Member of the Audit Committee ▪ Member of the Compensation Committee Other U.S.-Listed Company Directorships: ▪ None

KEY EXPERIENCE AND QUALIFICATIONS

▪
Chief Financial Officer of Katapult Holdings, Inc. (Nasdaq: KPLT) since December 2022.

CAREER HIGHLIGHTS

▪
Served as the Executive Vice President and Chief Financial Officer of LL Flooring Holdings, Inc. (NYSE: LL), a specialty retailer of hard-surface floorings, from September 2019 to November 2022
▪
Served from January 2018 until April 2019 as Executive Vice President and Chief Financial Officer of Pier 1 Imports, Inc., a home furnishing and decor retailer. Pier 1 Imports, Inc. filed for Chapter 11 bankruptcy protection in February 2020.
▪
Served from November 2015 until December 2017 as Executive Vice President and Chief Financial Officer of The Bon-Ton Stores, Inc., a department store chain. The Bon-Ton Stores, Inc. filed for Chapter 11 bankruptcy protection in February 2018.
▪
Served in various financial positions, including as Senior Vice President of Finance, with Tapestry, Inc. (NYSE: TPR), formerly known as Coach, Inc., a fashion handbag, leather goods and apparel retailer from March 1999 to December 2013.

EDUCATION

▪
Bachelor of Science in Zoology from the University of New Hampshire and holds a Master of Business Administration from Northeastern University.

2023 Proxy Statement	11

PROPOSAL 1 ELECTION OF DIRECTORS

Class I Directors Continuing in Office Until Our 2024 Annual Meeting of Stockholders

Joseph P. Schneider, 63 Interim President and Interim Chief Executive Officer Director Since: April 2014 SPWH Committees: ▪ None Other U.S.-Listed Company Directorships: ▪ None

KEY EXPERIENCE AND QUALIFICATIONS

▪
Chairman of the Board of Sportsman's Warehouse Holdings, Inc. since April 2019.

CAREER HIGHLIGHTS

▪
Served as President and Chief Executive Officer of LaCrosse Footwear Inc., a publicly traded footwear company from 2000 until its acquisition by ABC-Mart in August 2012.
▪
Additionally, he served on the board of directors of LaCrosse Footwear Inc. from 1999 through 2012.
▪
Between 1985 and 2000 held various other positions with LaCrosse Footwear Inc. and its subsidiary, Danner, Inc., including serving as President and Chief Executive Officer of Danner, Inc. from 1998 to 2000.

EDUCATION

▪
Bachelor of Science in Business Administration from Northern Arizona University.

Philip Williamson, 61

Board Member

Director Since: September 2019

SPWH Committees:

▪
Member of the Audit Committee
▪
Member of the Compensation Committee

Other U.S.-Listed Company

Directorships:

▪
Current: None
▪
Former: None

KEY EXPERIENCE AND QUALIFICATIONS

▪
Spent over 35 years at Williamson-Dickie Manufacturing Company, better known by its brand Dickies.
▪
Currently serves in an advisory role to Dickies, after serving as President from October 2017 to July 2019.

CAREER HIGHLIGHTS

▪
Served as Chairman, President and CEO of Dickies from January 1997 until October 2017, at which time Williamson-Dickie Manufacturing Company was acquired by VF Corporation (NYSE: VFC). From January 1994 to January 1997, he served as Chief Executive Officer and Vice Chairman
▪
Began his career at Williamson-Dickie Manufacturing Company in 1983 and held various roles of increasing responsibility. He is the fourth generation of Williamsons to have served at Williamson-Dickie Manufacturing Company.
▪
Serves on the Board and Executive Committee of the Fort Worth Stock Show and Rodeo.
▪
Previously served as Chairman of the Board of Directors of the American Apparel and Footwear Association ("AAFA") from 2013 to 2014. Prior to serving as Chairman, he was Secretary of the AAFA’s Board of Directors. He also was previously a Board member at Blessings Corporation.

EDUCATION

▪
Bachelor of Science in Business from the University of Denver and a Master of Business Administration from the University of Texas-Austin

2023 Proxy Statement	12

PROPOSAL 1 ELECTION OF DIRECTORS

Class II Directors Continuing in Office Until Our 2025 Annual Meeting of Stockholders

Martha Bejar, 61

Lead Independent Director

Director Since: February 2019

SPWH Committees:

▪
Chair of the Nominating and Governance Committee
▪
Member of the Audit Committee

Other U.S.-Listed Company

Directorships:

▪
Current: Lumen Technologies, Inc.; CenturyLink Inc.; CommVault Systems, Inc.; Quadient S.A.
▪
Former: Mitel Systems

KEY EXPERIENCE AND QUALIFICATIONS

▪
Lead Independent Director of the Board since April 2023.
▪
CEO and Director of Unium Inc., a WiFi software solution provider, from March 2017 to March 2018.
▪
Chairperson/CEO of Wipro Infocrossing Cloud Computing Services.
▪
Corporate Vice President for the Communications Sector at Microsoft Corp.

CAREER HIGHLIGHTS

▪
In March 2018, she closed on the sale of Unium to Nokia Corp. Prior to her time at Unium, Martha was CEO/Director at Flow Mobile Inc., a broadband wireless access solution provider, from January 2012 to December 2015.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

▪
Life Member of Council on Foreign Relations.
▪
Executive leadership experience.
▪
Technical expertise and extensive experience in the communications and technology industries.

EDUCATION

▪
Advanced Management Program degree from Harvard University Business School.
▪
Bachelor of Science in Industrial Engineering from the University of Miami.
▪
Master of Business Administration from Nova Southeastern University.

ERICA FORTUNE, 41 Board Member Director Since: April 2023 SPWH Committees: ▪ Member of the Nominating and Governance Committee Other U.S.-Listed Company Directorships: ▪ None

KEY EXPERIENCE AND QUALIFICATIONS

▪
Currently serves as Senior Vice President, eCommerce and Digital Marketing of Advance Auto Parts, Inc. (NYSE: AAP).

CAREER HIGHLIGHTS

▪
Served as Senior Vice President, eCommerce from March 2021 to November 2022 and Vice President, eCommerce from March 2017 to March 2021 at Big Lots, Inc. (NYSE: BIG).

EDUCATION

▪
Bachelor of Science in Fashion Merchandising from Kent State University

2023 Proxy Statement	13

PROPOSAL 1 ELECTION OF DIRECTORS

Richard McBee, 59 Board Member Director Since: November 2018 SPWH Committees: ▪ Chair of the Compensation Committee Other U.S.-Listed Company Directorships: ▪ Current: None ▪ Former: Mitel Networks, Inc.

KEY EXPERIENCE AND QUALIFICATIONS

▪
Currently serves as President and Chief Executive Officer of CLEAResult Consulting, Inc., a position he has held since July 2021.

CAREER HIGHLIGHTS

▪
Served as President and Chief Executive Officer of Riverbed Technology from October 2019 to June 2021.
▪
Previously served as President and Chief Executive Officer of Mitel Networks Corporation (Nasdaq: MITL) from January 2011 to October 2019 where he led Mitel’s global strategy, business performance and global execution.
▪
Served as President of the Communications and Enterprise Group of Danaher Corporation (NYSE: DHR) from 2007 to 2011. He joined Danaher in 2007 as President, Tektronix Communications, following the acquisition by Danaher of Tektronix.
▪
Spent 15 years with Tektronix and held a variety of positions of increasing responsibility, including Senior Vice President and General Manager, Communications Business Unit; Senior Vice President of Worldwide Sales, Service and Marketing; and Vice President of Marketing and Strategic Initiatives.

EDUCATION

▪
Bachelor of Science from the United States Air Force Academy.
▪
Master of Business Administration from the Chapman School of Business and Economics.

2023 Proxy Statement	14

PROPOSAL 1 ELECTION OF DIRECTORS

Skills Matrix

Our Nominating and Governance Committee utilizes a skills matrix as part of the Board’s annual evaluation, succession planning, and director nomination process. The goal is to ensure that the Board collectively possesses the relevant skills and backgrounds for effective governance, meaningful strategic planning and strong leadership that enhances financial performance and builds stakeholder value. The following skills matrix shows a summary of the skills and core competencies of our director nominees and continuing directors and should not be considered to be a complete list of each director’s strengths and contributions to the Board.

Skills	Schneider	Bejar	Fortune	Hickey	McBee	Walsh	Williamson

Executive Management

Business and strategic management experience from service in a significant leadership position, such as a chief executive officer, chief financial officer, or other senior leadership role

	X	X	X	X	X	X	X
Brand Positioning & Marketing Experience in developing and guiding strategic efforts to develop market share in new or existing markets, building brand awareness and enhancing enterprise reputation	X				X		X
Omni-Channel Experience Experience in use of technology to facilitate business operations and customer service and/or customer relationship management	X		X			X	X

Human Resources & Talent Management

Experience in managing and developing a large workforce, managing compensation, managing inclusion and diversity efforts, implementing succession planning and talent management, and/or managing other human capital initiatives

				X	X	X

2023 Proxy Statement	15

PROPOSAL 1 ELECTION OF DIRECTORS

Skills	Schneider	Bejar	Fortune	Hickey	McBee	Walsh	Williamson
Innovation & Technology Experience in use of technology, digital platforms and new media to facilitate business operations and customer service		X	X		X
Supply Chain Experience in managing significant manufacturing and distribution operations	X			X		X	X
Risk & Cybersecurity Experience overseeing and managing company risk, including experience in information security, data privacy and cybersecurity		X		X	X	X
Strategic Planning & Transformation Experience defining and driving strategic direction and growth and managing the operations of a business or large organization	X	X		X	X	X	X

ESG

Experience in environmental, social, and governance criteria and community affairs matters, including as part of a business and managing corporate social responsibility issues as business imperatives

		X			X	X
Accounting & Finance Financial or accounting experience and an understanding of financial reporting, internal controls and compliance	X	X		X	X	X	X

Nominees for Election

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. Hickey and Ms. Walsh for election to the Board to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified. These individuals are currently Class III directors of the Board. The nominees for election have consented to be named in this Proxy Statement and to serve as directors if elected. If any of the nominees are unable or unwilling for good cause to serve as directors if elected (which is not anticipated), the persons who are designated as proxy holders may exercise discretionary authority to vote for a substitute nominee selected by our Board or our Board may reduce the number of directors serving on the Board.

2023 Proxy Statement	16

PROPOSAL 1 ELECTION OF DIRECTORS

Vote Required for Election of Directors

Each director nominee will be elected to the Board at the Annual Meeting if he or she receives a majority of the votes cast with respect to his or her election (that is, the number of votes cast “FOR” the nominee must exceed the number of votes cast “AGAINST” the nominee). Broker non-votes and abstentions are not treated as votes cast and therefore will not be considered in determining the outcome of the election of directors.

Our majority voting standard includes a director resignation policy that requires an incumbent director who stands for election to the Board but who fails to receive a majority of the votes cast in an uncontested election of directors to tender his or her resignation to the Secretary of the Company promptly following certification of the election results. In such event, the Board, considering the recommendation of the Nominating and Governance Committee of the Board, must decide whether to accept or reject the resignation and publicly disclose its decision, including the rationale behind any decision to reject the tendered resignation, within 90 days following certification of the election results. The Nominating and Governance Committee and the Board may, in making their recommendation or decision, as applicable, consider any factors and other information that they consider appropriate and relevant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE TWO DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

2023 Proxy Statement	17

PROPOSAL 2 APPROVAL OF DECLASSIFICATION AMENDMENT

Background

Our Certificate of Incorporation currently provides for a classified Board of Directors consisting of three classes of directors, each as nearly equal in number as possible as determined by our Board of Directors, with each class of directors serving staggered three-year terms. As a result, only one class of directors stands for election at each of our annual meetings of stockholders, such that stockholders vote on and elect approximately one-third of the Board each year. At the Annual Meeting, we are asking stockholders to approve the Declassification Amendment which would permit us to amend and restate our Certificate of Incorporation to declassify our Board of Directors. If the Declassification Amendment is approved by our stockholders, the declassification of our Board of Directors will be phased-in so that beginning with our 2024 annual meeting of stockholders, directors will be elected for one-year terms as their present terms expire.

In March 2023, our Board of Directors determined that the Declassification Amendment is advisable and in the best interests of the Company, and unanimously approved the Declassification Amendment, subject to stockholder approval at the Annual Meeting.

Reasons for the Declassification Amendment

Our Board of Directors recognizes that a classified structure may offer several advantages, such as promoting Board stability and continuity, providing a greater opportunity to protect the interests of stockholders in the event of an unsolicited takeover offer and reinforcing a commitment to long-term perspectives and value creation for our stockholders. Our Board also recognizes that a classified structure may reduce directors’ accountability to stockholders because such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing these policies. Additionally, in 2022 our Board of Directors proposed a substantially similar amendment to our certificate of incorporation that was approved by approximately 65% of our outstanding shares of Common Stock as of the record date for the 2022 annual meeting of stockholders, slightly below the sixty-six and two-thirds percent approval required. Our Board of Directors considered the arguments in favor of and against continuation of the classified board structure and determined that it would be in the best interests of the Company, subject to stockholder approval, to declassify the Board of Directors over a phase-in period commencing at our 2024 annual meeting of stockholders.

Effect of the Declassification Amendment

If the Declassification Amendment is approved and adopted by our stockholders at the Annual Meeting, we will begin the phased transition to a declassified Board structure beginning at our 2024 annual meeting of stockholders. In accordance with the proposed Declassification Amendment, the transition will be phased in as follows:

▪
If each of Mr. Hickey and Ms. Walsh is elected pursuant to Proposal 1 at the Annual Meeting, they will serve a three-year term expiring at our 2026 annual meeting of stockholders.
▪
Each of Mr. Schneider and Mr. Williamson would continue to serve as Class I directors for a term expiring at our 2024 annual meeting of stockholders. At our 2024 annual meeting of stockholders, each of these individuals and any other individual(s) nominated by our Board of Directors to serve as a director in such class would stand for election to serve a one-year term.
▪
Each of Ms. Bejar, Ms. Fortune and Mr. McBee would continue to serve as Class II directors for a term expiring at our 2025 annual meeting of stockholders. At our 2025 annual of stockholders, each of these individuals and each director elected for a one-year term at the immediately preceding annual meeting of stockholders or their respective successors who is nominated by our Board of Directors to serve as director, and any other individual(s) nominated by our Board of Directors to serve as a director in such class would stand for election to serve a one-year term.

2023 Proxy Statement	18

PROPOSAL 2 APPROVAL OF DECLASSIFICATION AMENDMENT

▪
At our 2026 annual meeting of stockholders and at each annual meeting thereafter, all directors would be elected to serve one-year terms. At our 2026 annual meeting of stockholders, Mr. Hickey and Ms. Walsh and each director elected for a one-year term at the immediately preceding annual meeting of stockholders or their respective successors who is nominated by our Board of Directors to serve as director, and any other individual(s) nominated by our Board of Directors to serve as a director in such class would stand for election to serve a one-year term.

In all cases, each director will serve until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

In addition, if the Declassification Amendment is approved by our stockholders at the Annual Meeting, our directors will be removable by stockholders with or without cause from and after our 2026 annual meeting of stockholders.

The Declassification Amendment is set forth in Appendix A, with deletions indicated by ~~strikeouts~~ and additions indicated by underlining. The foregoing description of the Declassification Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Declassification Amendment attached as Appendix A.

Other Amendments

In addition to declassifying our Board of Directors, the Declassification Amendment would also delete certain obsolete provisions in our Certificate of Incorporation relating to the prior equity ownership of our former equity sponsor, Seidler Equity Partners III, L.P. and its affiliates (“Seidler”). As these provisions are no longer relevant or applicable and create the potential for confusion, the Board believes it is in the best interests of stockholders to make these non-substantive changes to our Certificate of Incorporation.

Effective Date of Declassification Amendment

If stockholders approve and adopt the Declassification Amendment, it will become effective upon the filing of the proposed Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company intends to file promptly after the requisite vote for this Proposal 2 is obtained at the Annual Meeting. The Board will also make conforming changes to the Company’s Bylaws.

Reservation of Right to Abandon Declassification Amendment

Our Board reserves the right to not proceed with the Declassification Amendment and to abandon the Declassification Amendment without further action by our stockholders at any time before the effectiveness of the filing of the Declassification Amendment with the Secretary of State of the State of Delaware, even if the Declassification Amendment is approved by our stockholders at the Annual Meeting. If the Board elects to abandon the Declassification Amendment, the declassification of the Board of Directors will not be affected and our Board of Directors will remain classified.

Impact if the Declassification Amendment is not Adopted

If the Declassification Amendment is not approved by our stockholders, our Certificate of Incorporation will not be amended as set forth in Appendix A and our Board of Directors will continue to be classified with directors serving staggered, three-year terms. In addition, directors will continue to be removable by stockholders only for cause.

Vote Required for Approval of Declassification Amendment

Approval of the Declassification Amendment requires the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of our outstanding shares of Common Stock as of the Record Date. Abstentions and broker non-votes will have the same effect as a vote “Against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE DECLASSIFICATION AMENDMENT.

2023 Proxy Statement	19

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of stockholders. The Company’s corporate governance practices are memorialized in our Corporate Governance Guidelines which direct our Board’s actions with respect to, among other things, our Board composition and director qualifications, composition of the Board’s standing committees, stockholder communications with the Board, succession planning and the Board’s annual performance evaluation. A current copy of our Corporate Governance Guidelines is available on our website at investors.sportsmans.com.

Annual Board Evaluation

Pursuant to our Corporate Governance Guidelines and the charter of the Nominating and Governance Committee, the Nominating and Governance Committee oversees an annual evaluation of the performance of the Board and each of its committees in order to assess the overall effectiveness of the Board and its committees. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. The effectiveness of individual directors is considered each year when the directors stand for re-nomination

Director Independence

Our Board has determined that each of Mses. Bejar, Fortune and Walsh and Messrs. Hickey, McBee and Williamson qualify, and Mr. Eastland, who served on our Board until August 19, 2022, qualified, as an “independent director” under Nasdaq Listing Rule 5605(a)(2). Mr. Schneider does not currently qualify as an independent director because he is employed as our Interim President and Interim Chief Executive Officer. Mr. Barker, who served on our Board until April 14, 2023 did not qualify as an independent director because he was employed as our President and Chief Executive Officer. In making its independence determinations, our Board considered the relationships that each of these non-employee directors has with the Company, including the transactions listed below, and all other facts and circumstances our Board deemed relevant in determining their independence. Mr. Williamson is currently a Brand Ambassador for Williamson-Dickie Mfg. Co., and was previously its President and Chief Executive Officer from 1997 to 2017. Williamson-Dickie Mfg. Co. is owned by V. F. Corporation. V. F. Corporation sells certain products to us in the ordinary course of business. The amount involved in these transactions represented less than 1% of V. F. Corporation’s annual gross revenue for each of fiscal year 2020, 2021 and 2022. Our Board affirmatively determined that our transactions with V. F. Corporation did not, and would not, interfere with Mr. Williamson’s exercise of independent judgment in carrying out his responsibilities as a director. As required under applicable Nasdaq rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Meetings and Attendance

During fiscal year 2022, our Board held 10 meetings, the Audit Committee held five meetings, the Compensation Committee held seven meetings and the Nominating and Governance Committee held eight meetings. Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he or she served during fiscal year 2022.

It is the Board’s policy to encourage directors to attend each annual meeting of stockholders, either in person or telephonically. Our Board expects each director to attend the Annual Meeting. All of our then-current directors attended our 2022 annual meeting of stockholders.

2023 Proxy Statement	20

CORPORATE GOVERNANCE

Board Leadership and Structure

Our Corporate Governance Guidelines provide that the Board will exercise its discretion in combining or separating the offices of the Chairman of the Board and the Chief Executive Officer, based on the Board’s judgment of the best interests of the Company and its stockholders from time to time. Our Corporate Governance Guidelines provide that in the event that the Chairman of the Board is not an independent director, the independent directors will appoint from among themselves an independent director to serve as “Lead Independent Director.” The Lead Independent Director shall be elected annually by, and may be replaced or removed from, such position upon the majority vote of the independent directors. The Board of Directors believes having a Lead Independent Director provides an appropriate balance between strong Company leadership and appropriate oversight by independent directors.

On April 14, 2023, Mr. Barker, our previous President and Chief Executive Officer retired and resigned from such roles. As a result, on April 14, 2023, the Board appointed Mr. Schneider, the Chairman of the Board, to serve as Interim President and Interim Chief Executive Officer and Ms. Bejar to serve as Lead Independent Director. The Board has engaged a national executive search firm to conduct a global search for Mr. Barker’s successor.

The Board believes that Ms. Bejar’s services as Lead Independent Director helps ensure oversight by an active and involved independent Board, while Mr. Schneider’s continued engagement as Chairman of the Board enables the Company and the Board to benefit from his experience.

In her role as Lead Independent Director, Ms. Bejar has the following responsibilities as set forth in our Corporate Governance Guidelines:

▪
Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, and have authority to call meetings of the independent directors when necessary and appropriate;
▪
Serve as liaison between the Chairman and the independent directors;
▪
Develop agendas for and call meetings of the independent directors;
▪
Approve, in consultation with the Chairman, agendas for meetings of the Board;
▪
Approve of all information sent to the Board;
▪
Approve, in consultation with the Chairman, an appropriate schedule for meetings of the Board and its committees, seeking to ensure that there is sufficient time for discussion of all agenda items so that the independent directors can perform their duties responsibly;
▪
Recommend to the Board, in concert with the chairpersons of the respective Board committees, the retention of outside advisors and consultants, as appropriate or needed, who report directly to the Board on board-wide issues;
▪
Be available for consultation and direct communication if requested by major stockholders; and
▪
Perform such other duties and have such other responsibilities as the Board or the independent directors may from time to time delegate to the Lead Independent Director.

Ms. Bejar also serves on the Audit Committee and is the chairperson of the Nominating and Governance Committee. The Board believes that Ms. Bejar’s executive leadership experience makes her well suited to serve as its Lead Independent Director.

The Board believes that the leadership structure with a strong Lead Independent Director on the one hand, and knowledgeable and experienced Chairman of the Board, Interim President and Interim Chief Executive Officer on the other, provides the proper balance between independence and management participation at this time.

2023 Proxy Statement	21

CORPORATE GOVERNANCE

Board’s Role in Risk Oversight

One of the principal functions of our Board is to provide oversight concerning the assessment and management of risk related to our business. The Board is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities, including material acquisitions and financings, as well as through its oversight of management and the committees of the Board. Management is responsible for identifying the material risks facing the Company, implementing appropriate risk management strategies and ensuring that information with respect to material risks is shared with the Board or the appropriate Board committee. In connection with this responsibility, members of management provide regular reports to the Board regarding business operations and strategic planning, financial planning and budgeting and regulatory matters, including any material risk to the Company relating to such matters.

The Board has delegated oversight for specific areas of risk exposure to committees of the Board as follows:

1.
The Audit Committee is responsible for discussing the Company’s overall risk assessment and risk management policies with management, our internal auditors and our independent registered public accounting firm, as well as the Company’s plans to monitor and control any financial risk exposure. The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting and internal controls. In addition, the Audit Committee reviews all related party transactions under Item 404(a) of Regulation S-K, including the risks relating to those transactions impacting the Company.
2.
The Compensation Committee reviews the Company’s incentive compensation arrangements to help ensure that they do not encourage unnecessary risk-taking. See below under “Compensation Risk Assessment.”
3.
The Nominating and Governance Committee reviews corporate governance-related risks impacting the Company, including those related to environmental and social matters.

At each regular meeting of our Board, the chairperson of each committee reports to the full Board regarding the matters reported and discussed at any committee meetings, including any matters relating to risk assessment or risk management. Upon the request of the committees, our Chief Executive Officer and Chief Financial Officer attend meetings of these committees when they are not in executive session, and often report on matters that may not be otherwise addressed at these meetings. Also, at least annually the Board receives an update relating to cybersecurity risks facing the Company and the steps that the Company has taken in order to address these risks. In addition, our directors are encouraged to communicate directly with members of management regarding matters of interest, including matters related to risk, at times when meetings are not being held. Our Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure as described under “Board Leadership and Structure” above.

Compensation Risk Assessment

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to encourage unnecessary or excessive risk taking that could have a material adverse effect on the Company. In addition, the Compensation Committee believes the mix and design of the elements of our executive compensation program do not encourage management to assume unnecessary or excessive risks that could have a material adverse effect on the Company.

Policy on Hedging and Pledging

The Company recognizes that hedging against losses in Company stock is not appropriate or acceptable trading activity for individuals employed by or serving the Company. The Company has incorporated prohibitions on various hedging activities within its insider trading policy, which policy applies to directors, officers and employees. The policy prohibits all directors, officers and employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are

2023 Proxy Statement	22

CORPORATE GOVERNANCE

designed to hedge or offset, any decrease in the market value of the Company’s securities. The policy also prohibits pledging any Company stock or equity awards as collateral for any margin account, or other form of credit arrangement.

Human Capital

We appreciate the importance of retention, growth and development of our employees. We strive to provide competitive compensation and benefits packages, opportunities for advancement, and extensive training programs and learning opportunities for our employees. We strive to ensure pay equity between our female employees and male employees performing equal or substantially similar work. We are also focused on understanding our diversity and inclusion strengths and opportunities and executing on a strategy to support further progress.

We believe that the recruitment, training and knowledge of our employees and the consistency and quality of the service they deliver are central to our success. We emphasize deep product knowledge for store managers and sales associates during both the hiring and training stages. We hire most of our sales associates for a specific department or product category. One of our unique assets is a designated training room located at our headquarters. Our training room is used frequently for firm-wide training programs and by vendors to stage training demonstrations for new products.

Committees of the Board of Directors

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. All committee members are independent directors and meet the independence requirements under Nasdaq for the applicable committee on which they serve. In addition, each member of the Audit Committee also meets the independence requirements under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and satisfies the additional financial literacy requirements of the Nasdaq rules. Our Board has also determined that each member of the Compensation Committee satisfies the additional independence requirements specific to compensation committee membership under applicable rules of Nasdaq. In making this determination, the Board considered whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee.

The charters of these committees are available on our website at investors.sportsmans.com.

The composition of each of our three standing committees is set forth below. Mr. Schneider, our Interim President and Interim Chief Executive Officer, does not serve on any committees of the Board.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Martha Bejar	X		Chairperson
Erica Fortune			X
Gregory P. Hickey	Chairperson*		X
Richard McBee		Chairperson
Nancy A. Walsh	X*	X
Philip Williamson	X	X

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CORPORATE GOVERNANCE

*Ms. Walsh will become Chairperson of the Audit Committee, effective April 30, 2023. Mr. Hickey will remain a member of the Audit Committee.

Audit Committee

Our Audit Committee is responsible for, among other things:

▪
selecting and hiring our independent registered public accounting firm and approving the audit and non-audit services to be performed by our independent registered public accounting firm;
▪
evaluating the qualifications, performance and independence of our independent registered public accounting firm;
▪
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
▪
reviewing the adequacy and effectiveness of our internal control policies and procedures;
▪
preparing the audit committee report required by the SEC to be included in our annual proxy statement;
▪
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results; and
▪
approving related party transactions.

Our Board has determined that Mr. Hickey qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

▪
reviewing and approving the compensation of our executive officers, including annual base salary, annual incentive bonuses, specific performance goals relevant to their compensation, equity compensation, and employment;
▪
reviewing succession planning for our Chief Executive Officer and management;
▪
administering and determining any award grants under our equity incentive plan;
▪
recommending to the Board the compensation of our directors;
▪
preparing any compensation committee report required by the SEC to be included in our annual proxy statement; and
▪
periodically reviewing risks related to our compensation policies and practices.

The Compensation Committee has the power to appoint, from among its members, subcommittees, each of which may have (as determined by the Compensation Committee) the full power of the Compensation Committee; provided, however, that the Compensation Committee shall not delegate to a subcommittee any power or authority required by law, regulation or listing standard to be exercised by the Compensation Committee as a whole. The Compensation Committee has not delegated and has no current intention to delegate any of its authority with respect to determining executive officer compensation to any subcommittee. In determining compensation for executive officers other than the Chief Executive Officer, the Compensation Committee may consider, among other things, the recommendations of the Chief Executive Officer and other officers.

In 2022, our Compensation Committee engaged the services of Frederic W. Cook & Co. (“FW Cook”), a compensation consulting firm, to advise the Compensation Committee regarding the amount and types of compensation that we

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CORPORATE GOVERNANCE

provide to our executives and directors and how our compensation practices compare to the compensation practices of other selected companies. FW Cook does not provide any services to us other than the services provided to the Compensation Committee. The Compensation Committee believes that FW Cook does not have any conflicts of interest in advising the Compensation Committee under applicable SEC rules or Nasdaq listing standards. The Compensation Committee has assessed the independence of FW Cook pursuant to SEC rules and Nasdaq listing standards and concluded that no conflict of interest exists that would prevent FW Cook from independently representing the committee.

Nominating and Governance Committee

Our Nominating and Governance committee is responsible for, among other things:

▪
assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to our Board;
▪
reviewing developments in corporate governance practices and developing and recommending corporate governance guidelines to our Board;
▪
overseeing the evaluation of our Board and management;
▪
reviewing the Company’s environmental and social responsibility policies and practices; and
▪
recommending members for each Board committee of our Board.

Director Candidates Recommended by Stockholders

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Properly communicated stockholder-recommended director candidates will be considered in the same manner and using the same criteria as used for any other director candidate. To be properly communicated, stockholders desiring to recommend candidates for consideration by the Nominating and Governance Committee and the Board should submit their recommendation in writing to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South, West Jordan, Utah 84088, no later than the January 1st prior to the next annual meeting of stockholders, together with all information about the stockholder and the candidate that would be required pursuant to Section 2.15 of our Bylaws if the stockholder was nominating the candidate for election to the Board. The Nominating and Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of the Board. For a discussion of the factors and other criteria the Nominating and Governance Committee and Board will consider when evaluating a director candidate, see “Proposal 1—Election of Directors.”

Please note that stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Governance Committee as described above) must deliver written notice to our Secretary in the manner described in Section 2.15 of our Bylaws, and as described further under “Proposals of Stockholders and Director Nominations for 2024 Annual Meeting.”

In addition, a stockholder who intends to solicit proxies in support of director nominees other than our nominees at the 2024 annual meeting of stockholders must provide written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act. Such written notice must be provided in accordance with Rule 14a-19. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as described above.

2023 Proxy Statement	25

CORPORATE GOVERNANCE

Communications with the Board of Directors

Individuals may contact our entire Board, an individual director, the independent directors as a group, any Board committee or any Chairperson of any Board committee by sending a written communication to the Board, the individual director, the independent directors as a group, any Board Committee or any Chairperson of any Board committee in care of:

Sportsman’s Warehouse Holdings, Inc.

Attn: Secretary

1475 West 9000 South

West Jordan, Utah 84088

Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should be addressed to the Board, any such individual director, the independent directors as a group, Board committee or Chairperson of any Board committee by either name or title. Each communication will be reviewed by the Company’s Secretary to determine whether it is appropriate for presentation to the directors. Junk mail, job inquiries, business solicitations, or hostile communications will not be presented. In addition, if requested by stockholders, when appropriate, the Lead Independent Director will also be available for consultation and direct communication with stockholders.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics applicable to our employees, directors, and officers. This Code of Conduct and Ethics is applicable to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The code is available on our website at investors.sportsmans.com. If we ever were to amend or waive any provision that applies to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, we intend to promptly disclose any such amendments or waivers on our website at investors.sportsmans.com, rather than by filing a Current Report on Form 8-K.

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EXECUTIVE OFFICERS OF THE COMPANY

The table below sets forth certain information regarding our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Joseph P. Schneider	63	Interim Chief Executive Officer, Interim President and Chair of the Board
Jeff White	38	Chief Financial Officer and Secretary

On April 14, 2023, Mr. Barker, our previous President and Chief Executive Officer retired and resigned from such roles. As a result, on April 14, 2023, the Board appointed Mr. Schneider, the Chairman of the Board, to serve as Interim President and Interim Chief Executive Officer.

See “Proposal 1—Election of Directors— Class I Directors Continuing in Office Until Our 2024 Annual Meeting of Stockholders” for information concerning the business experience of Mr. Schneider. Information concerning the business experience of our other executive officer is set forth below.

Jeff White has served as our Chief Financial Officer since January 2022 and our Secretary since September 2021. Mr. White previously served as our Vice President of Finance, Chief Accounting Officer and Interim Chief Financial Officer from September 2021 to January 2022. From August 2016 to September 2021, Mr. White served as the Company’s Senior Director, Finance and Accounting. Prior to his time at the Company, Mr. White served as Manager at KPMG LLP from August 2011 to August 2016. Mr. White holds a Bachelors of Arts and Master’s degree in accountancy from the University of Utah and is a licensed certified public accountant in the state of Utah.

There are no family relationships between or among any of our executive officers or directors.

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COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis discusses our executive compensation policies and how and why our Compensation Committee arrived at specific compensation decisions for the fiscal year ended January 28, 2023 (sometimes referred to as “fiscal year 2022”) for the individuals who served as our principal executive officer and principal financial officer during such fiscal year, collectively referred to as our “named executive officers” for fiscal year 2022:

Name	Position(s)
Jon Barker	Former President and Chief Executive Officer
Jeff White	Chief Financial Officer and Secretary

We did not have any other “executive officers” (as defined in Rule 3b-7 under the Exchange Act) during fiscal year 2022.

On April 14, 2023, Mr. Barker, our previous President and Chief Executive Officer retired and resigned from such roles. As a result, on April 14, 2023, the Board appointed Mr. Schneider, the Chairman of the Board, to serve as Interim President and Interim Chief Executive Officer and Ms. Bejar to serve as Lead Independent Director.

Executive Summary

The important features of our executive compensation program include the following:

▪
A substantial portion of executive pay is tied to performance. We structure a significant portion of our named executive officers’ compensation to be variable, at risk and tied directly to our measurable performance.
▪
Our executive bonuses are dependent on meeting corporate objectives. Our annual performance-based bonus opportunities for all of our named executive officers are dependent upon our achievement of annual corporate objectives established each year and the individual officer’s contributions towards such corporate objectives.
▪
We emphasize long-term equity incentives. Equity awards are an integral part of our executive compensation program, and comprise the primary “at-risk” portion of our named executive officer compensation package. These awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to remain employed with us on a long-term basis.
▪
We do not provide our executive officers with any excise tax gross ups.
▪
We generally do not provide executive fringe benefits or perquisites to our executives, such as car allowances.
▪
Our Compensation Committee has retained an independent third-party compensation consultant for guidance in making compensation decisions. The compensation consultant advises the Compensation Committee on market practices, including identifying a peer group of companies and their compensation practices, so that our Compensation Committee can regularly assess the Company's individual and total compensation programs against these peer companies, the general marketplace and other industry data points.
▪
We prohibit hedging and pledging of Company stock.

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COMPENSATION DISCUSSION AND ANALYSIS

Advisory Vote on Named Executive Officer Compensation

At last year’s annual meeting of stockholders, approximately 73% of votes cast approved the “say-on-pay” proposal regarding the compensation awarded to our named executive officers. We take the views of our stockholders seriously. At our 2020 annual meeting of stockholders, our stockholders indicated their approval of the recommendation that we solicit a say-on-pay vote on an annual basis (such vote on the frequency of the say-on-pay vote is commonly referred to as a “say-on-frequency” vote). We have adopted a policy that is consistent with that preference and, accordingly, we are holding a say-on-pay vote on an annual basis. A “say-on-frequency” vote is required every six years, and as such, our next say-on-frequency vote will be in 2026.

Objectives, Philosophy and Elements of Executive Compensation

Our compensation program aims to achieve the following main objectives:

▪
align the interests of our executives with those of the stockholders;
▪
attract, motivate, reward and retain the top contributors upon whom, in large part, our success depends;
▪
be competitive with compensation programs for companies of similar size and complexity with whom we compete for talent, including direct competitors;
▪
provide compensation based upon the short-term and long-term performance of both the individual executive and the Company; and
▪
strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the successful achievement of specified corporate and individual goals.

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based bonuses and long-term incentive compensation. We also provide some of our executive officers with benefits available to all our employees, including retirement benefits under the Company’s 401(k) plan and participation in employee benefit plans. The following chart summarizes the three main elements of compensation, their objectives and key features.

Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.

Generally reviewed annually and determined based on a number of factors (including individual performance and the overall performance of our Company) and by reference, in part, to market data provided by our independent compensation consultant.

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COMPENSATION DISCUSSION AND ANALYSIS

Element of Compensation	Objectives	Key Features
Performance Bonus (at-risk cash)	Motivates and rewards for attaining key annual corporate performance goals and individual contributions that relate to our key business objectives.

Target bonus amounts are generally reviewed annually and determined based upon positions that have similar impact on the organization and competitive bonus opportunities in our market. Bonus opportunities are dependent upon achievement of specific corporate performance objectives consistent with our long-term strategic plan and individual performance objectives that relate to the officer’s role and expected contribution toward reaching our corporate goals, generally determined by the Compensation Committee and communicated at the beginning of the year. Actual bonus amounts earned are determined after the end of the year, taking into account corporate and individual performance objectives.

Long-Term Incentive (at-risk equity)

Motivates and rewards for long-term Company performance; aligns executives’ interests with stockholder interests and changes in stockholder value.

Attracts highly qualified executives and encourages their continued employment over the long-term.

Equity opportunities are generally reviewed annually and may be granted during the first half of the year or as appropriate during the year for new hires, promotions, or other special circumstances, such as to encourage retention, or as a reward for significant achievement.

Individual awards are determined based on a number of factors, including current corporate and individual performance and market data provided by our independent compensation consultant.

We focus on providing a competitive compensation package to our executive officers, which provides significant short- and long-term incentives. We believe that this approach provides an appropriate blend of compensation elements to maximize stockholder value.

We do not have any formal policies for allocating compensation among salary, performance bonus awards and equity grants, short-term and long-term compensation or among cash and non-cash compensation. Instead, the Compensation Committee uses its judgment to establish a total compensation program for each named executive officer that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. However, historically we have structured a significant portion of the named executive officers’ total target compensation so that it is comprised of performance-based bonus opportunities and long-term equity awards, in order to align the executive officers’ incentives with the interests of our stockholders and our corporate goals.

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COMPENSATION DISCUSSION AND ANALYSIS

How We Determine Executive Compensation

Role of our Compensation Committee, Management and the Board

The Compensation Committee is appointed by the Board and has responsibilities related to the compensation of the Company’s directors, officers, and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section titled “Corporate Governance—Committees of the Board of Directors.” Our Compensation Committee consists solely of independent members of the Board.

The Compensation Committee reviews all compensation paid to our executive officers, including our named executive officers. The Chief Executive Officer evaluates and provides to the Compensation Committee performance assessments and compensation recommendations. While the Chief Executive Officer discusses his recommendations with the Compensation Committee, he does not participate in the deliberations concerning, or the determination of, his own compensation. The Compensation Committee discusses and makes final determinations with respect to executive compensation matters without the Chief Executive Officer present during discussions of the Chief Executive Officer’s compensation. From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in the Compensation Committee meetings.

The Compensation Committee meets periodically throughout the year to manage and evaluate our executive compensation program, and generally determines the principal components of compensation (base salary, performance bonus and equity awards) for our executive officers on an annual basis; however, decisions may occur at other times for new hires, promotions or other special circumstances as our Compensation Committee determines appropriate. The Compensation Committee does not delegate authority to approve executive officer compensation. The Compensation Committee does not maintain a formal policy regarding the timing of equity awards to our executive officers.

Role of Compensation Consultant

The Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The Compensation Committee has retained FW Cook as its compensation consultant.

The Compensation Committee has analyzed whether the work of FW Cook as compensation consultant raises any conflict of interest, taking into account relevant factors in accordance with SEC rules and Nasdaq listing standards. Based on its analysis, our Compensation Committee determined that the work of FW Cook and the individual compensation advisors employed by FW Cook does not create any conflict of interest pursuant to the SEC rules and Nasdaq listing standards.

Use of Competitive Market Compensation Data

The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent.

The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent. To this end, the Compensation Committee directed FW Cook to develop a proposed list of our peer group companies to be used in connection with assessing the compensation practices of the publicly traded companies with whom we compete or are considered specialty retailers.

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COMPENSATION DISCUSSION AND ANALYSIS

FW Cook proposed, and the Compensation Committee approved, a group of companies that would be appropriate peers based on Sportsman’s Warehouse’s industry focus and size based on employee headcount, revenues and market capitalization. The peer group with respect to fiscal year 2022 is as follows:

Peer Group
Academy Sports & Outdoors	Genesco
Big 5 Sporting Goods	Haverty Furniture
Boot Barn	Hibbett Sports
The Buckle	Lumber Liquidators
Caleres	Party City
Citi Trends	Sally Beauty
The Container Store	Shoe Carnival
Designer Brands	Zumiez

Using data compiled from the peer companies, FW Cook completed an assessment of our executive compensation to inform the Compensation Committee’s determinations regarding executive compensation for fiscal year 2022. FW Cook prepared and the Compensation Committee reviewed, a range of market data reference points (generally at the 25th, 50th, and 75th percentiles of the market data) with respect to base salary, performance bonuses, equity compensation (valued based both on an approximation of grant date fair value and as well as ownership percentage), total target cash compensation (base salary and the annual target performance bonus) and total direct compensation (total target cash compensation and equity compensation) with respect to each of our named executive officers. The Compensation Committee did not target pay to fall at any particular percentile of the market data, but rather reviewed these market data reference points as a helpful reference point in making fiscal year 2022 compensation decisions. Market data is only one of the factors that the Compensation Committee considers in making compensation decisions. The Compensation Committee considers other factors as described below under “Factors Used in Determining Executive Compensation.”

Factors Used in Determining Executive Compensation

Our Compensation Committee sets the compensation of our executive officers at levels they determine to be competitive and appropriate for each executive officer, using their professional experience and judgment. Pay decisions are not made by use of a formulaic approach or benchmark; the Compensation Committee believes that executive pay decisions require consideration of a multitude of relevant factors which may vary from year to year. In making executive compensation decisions, the Compensation Committee generally takes into consideration the factors listed below.

▪
company performance and existing business needs;
▪
each executive officer’s individual performance, scope of job function and the critical skill set of the executive officer to the Company’s future performance;
▪
the need to attract new talent to our executive team and retain existing talent in a highly competitive industry;
▪
general market practice, as described above under “Use of Competitive Market Compensation Data”; and
▪
recommendations from consultants on compensation policy determinations for our executive officers.

Fiscal Year 2022 Executive Compensation Program

Base Salary

In January 2022, prior to the start of fiscal year 2022 and in connection with the negotiation of his new employment agreement, Mr. Barker’s annual base salary was increased from $832,500 to $975,000. In connection with Mr. White’s

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COMPENSATION DISCUSSION AND ANALYSIS

appointment as Interim Chief Financial Officer in September 2021, his salary was set at $260,000, and upon his appointment as Chief Financial Officer in January 2022 and prior to the start of fiscal year 2022, his salary was set at $350,000, in each case based on an arm’s length negotiation as to his employment terms. Given these increases to Mr. Barker’s and Mr. White’s annual base salary shortly before the beginning of the fiscal year 2022, no changes were made to their annual base salary for fiscal year 2022.

Annual Performance Bonus

The Company maintains an annual bonus program, pursuant to which our executives may earn cash bonuses based on upon the achievement of corporate performance goals. The target bonus for Mr. Barker for fiscal year 2022 was 150% of his annual base salary, and 50% of Mr. White’s annual base salary. As shown in the table below, the bonus program for fiscal year 2022 was based on the achievement of goals relating to adjusted EBITDA, gross margin and total revenue, weighted 40%, 40% and 20%, respectively.

Adjusted EBITDA Goals	Adjusted EBITDA Results	Total Gross Margin Goals	Total Gross Margin Results	Total Revenue Goals	Total Revenue Results
Threshold: 0% payout if <= $110,301,000		Threshold: 0% payout if <= 32.30%		Threshold: 0% payout if <= $1,466,000,000

Target: 100% payout at $127,900,000	$101,583,000 (0% payout)	Target: 100% payout at 33.00%	32.9% (84% payout)	Target: 100% payout at $1,576,000,000	$1,399,515 (0% payout)

Maximum: 200% payout at $141,969,000		Maximum: 200% payout at 33.40%		Maximum: 200% payout at $1,686,000,000

Based on this achievement, bonuses were paid out at the level of 33.47% of the payout amount for the target bonus. Mr. Barker received $491,880, which was 33.47% of his target bonus (or 50.21% of his base salary), and Mr. White received $60,121, which was 33.47% of his target bonus(or 16.74% of his base salary).

Equity Awards

Equity Grants in 2022

In March 2022, we granted time-based restricted stock units to Messrs. Barker and White that vest in three substantially equal installments on March 15, 2023, March 15, 2024, and March 15, 2025, subject to the executive officer’s continued employment with us. The number of such awards that were granted to the named executive officers were as follows: 99,645 restricted stock units to Mr. Barker and 19,929 restricted stock units to Mr. White.

In addition, in March 2022, we granted performance-based restricted stock units to Messrs. Barker and White in the amount of 99,645 and 19,929 restricted stock units, respectively. Such awards were eligible to vest between 0% and 200% of the target number of restricted stock units based on our total revenue and adjusted earnings per share (“adjusted EPS”) (as such terms are defined in the award agreements), for fiscal years 2022, 2023 and 2024, with one-third of the total target number of restricted stock units subject to each award corresponding to each of those three performance periods. Performance-based vesting of the one-third of the total target number of restricted stock units

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COMPENSATION DISCUSSION AND ANALYSIS

subject to each such award that corresponded to the fiscal year 2022 performance period was determined based on the following:

(1)
50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s total revenue for fiscal year 2022, as follows:

FY 2022 Total Revenue
Actual Level of Total Revenue for the Performance Year	Vesting Eligibility Percentage
$1,466,000,000 or Less	0%
$1,521,000,000	50%
$1,576,000,000	100%
$1,631,000,000	150%
$1,686,000,000 or Greater	200%

(2)
50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s adjusted EPS for fiscal year 2022, as follows:

FY 2022 Adjusted EPS
Actual Adjusted EPS for the Performance Year	Vesting Eligibility Percentage
$1.22 or Less	0%
$1.31	50%
$1.41	100%
$1.46	150%
$1.51 or Greater	200%

For actual total revenue and adjusted EPS achievement results between two points in the preceding tables, the actual vesting eligibility percentage will be determined on a pro rata basis between points. For purposes of the awards, “total revenue” generally means the Company’s net sales for the first 52 weeks of fiscal year 2022, adjusted as described below. For purposes of these awards, “adjusted EPS” generally means the Company’s earnings per share of Common Stock for fiscal year 2022 as determined in accordance with GAAP, but determined without taking into account certain non-regular business expenses determined to be outside the normal course of business.

In April 2023, the Compensation Committee determined that, for purposes of these awards, the Company did not achieve the required performance for any portion of the target restricted stock units that correspond to fiscal year 2022 to vest and therefore determined that such portion of the target restricted stock units was forfeited.

Certification of Achievement of Vesting of 2020 Performance-Based Awards

In March 2020, we granted Mr. Barker 86,589 performance-based restricted stock units. Such awards were eligible to vest between 0% and 200% of the target number of restricted stock units based on our total revenue and adjusted EPS (as such terms are defined in the award agreements), for fiscal years 2020, 2021, and 2022, with one-third of the total target number of restricted stock units subject to each award corresponding to each of those three performance periods. Performance-based vesting of the one-third of the total target number of restricted stock units subject to each such award that corresponded to the fiscal year 2022 performance period was determined based on the following:

(1)
50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s total revenue for fiscal year 2022, as follows:

FY 2022 Total Revenue
Actual Level of Total Revenue for the Performance Year	Vesting Eligibility Percentage
$1,020,050,000 or Less	0%
$1,150,000,000	100%
$1,215,032,500	150%
$1,280,065,000 or Greater	200%

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COMPENSATION DISCUSSION AND ANALYSIS

(2)
50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s adjusted EPS for fiscal year 2022, as follows:

FY 2022 Adjusted EPS
Actual Adjusted EPS for the Performance Year	Vesting Eligibility Percentage
$0.59 or Less	0%
$0.90	100%
$1.05	150%
$1.19 or Greater	200%

For actual total revenue and adjusted EPS achievement results between two points in the preceding tables, the actual vesting eligibility percentage will be determined on a pro-rata basis between points. For purposes of the awards, “total revenue” generally meant the Company’s net sales for the first 52 weeks of the 2022 fiscal year, adjusted as described below. For purposes of these awards, “adjusted EPS” generally meant the Company’s earnings per share of Common Stock for the 2022 fiscal year as determined in accordance with GAAP, but determined without taking in to account cash bonuses paid with respect to the 2022 fiscal year.

In April 2023, the Compensation Committee determined that, for purposes of these awards, the Company achieved fiscal year 2022 total revenue of $1,399,515,000 and fiscal year 2022 adjusted EPS of $1.06, which resulted in 176.79% of the portion of the target number of restricted stock units corresponding to the fiscal year 2022 performance period becoming eligible to vest (which, represents 51,025 restricted stock units subject to the 2020 performance-based restricted stock units granted to Mr. Barker). These restricted stock units also had a time-based vesting requirement that vested on March 24, 2023, generally subject to the executive’s continued service or employment through the vesting date.

Other Features of Our Executive Compensation Program

Employment Agreement

We maintained an employment agreement with Mr. Barker prior to his retirement and voluntary resignation from employment with us in April 2023, the terms of which are described in more detail below in the section titled, “Employment Agreements with our Named Executive Officers.” We have not entered into an employment agreement with Mr. White.

Severance and Change in Control Benefits

Mr. Barker’s employment agreement referenced in the preceding section and the award agreements for his equity awards provided for certain benefits to be paid to him in connection with certain involuntary terminations of his employment. Mr. Barker has not and will not receive any severance benefits in connection with his retirement and voluntary resignation from employment, and any equity awards held by Mr. Barker that were unvested at the time of his termination of employment were forfeited without consideration.

In addition, we have entered into a severance agreement with Mr. White, also providing for certain benefits to be paid to him in connection with a termination of his employment, and the award agreements for his equity awards provide for certain benefits to be paid to him in connection with a termination of his employment. Such benefits are described below in the section titled “Potential Payments on Termination or Change in Control.”

Other Benefits

Mr. Barker was and Mr. White is eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis

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COMPENSATION DISCUSSION AND ANALYSIS

as all of our other employees. We provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below entitled "Defined Contribution Plan". We do not generally provide perquisites or personal benefits to our named executive officers.

Tax and Accounting Implications

Under Financial Accounting Standard Board ASC Topic 718 (“ASC 718”), we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.

Under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible.

Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).

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EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2022, 2021 AND 2020

The following table presents information regarding compensation of Messrs. Barker and White, our only executive officers during fiscal year 2022, for services rendered during fiscal years 2022, 2021 and 2020. These individuals are referred to in this Proxy Statement as our “named executive officers.”

				Stock	Option	Non-Equity Incentive Plan	Nonqualified Deferred Compensation	All Other
Name and Principal Positions(s)	Year	Salary ($)	Bonus(1) ($)	Awards(2) ($)	Awards ($)	Compensation(3) ($)	Earnings ($)	Compensation(4) ($)	Total ($)
Jon Barker(5)	2022	975,000	—	2,249,984	—	491,880	—	9,008	3,725,872
Former President and Chief Executive Officer	2021	832,500	500,000	1,033,489	—	1,650,000	—	9,022	4,025,011
	2020	780,000	—	974,992	—	1,947,692	—	8,550	3,711,234
Jeff White	2022	358,654	—	449,997	—	60,121	—	7,874	876,646
Chief Financial Officer and Secretary(6)	2021	203,081	150,000	1,355,998	—	138,374	—	5,844	1,853,297

(1)
The amounts reported in the “Bonus” column of the table above for fiscal year 2021 include the following: for Mr. Barker a one-time special bonus paid as part of Mr. Barker’s amended and restated employment agreement entered into as of January 21, 2022; for Mr. White a one-time special bonus paid as part of a special bonus letter agreement.
(2)
For Messrs. Barker and White for fiscal year 2022, this amount consists of restricted stock units subject to time-based vesting requirements (“time-based restricted stock units”) awarded in fiscal year 2022 with a grant date fair value of $1,124,992, and $224,999, respectively, and performance stock units subject to both time- and performance-based vesting requirements (“performance-based restricted stock units”) awarded in fiscal year 2022 with a grant date fair value of $1,124,992 and $224,998, respectively (based on the “target” level of performance, which the Company determined was the probable outcome of the applicable performance-based conditions on the grant date). If the highest level of performance was achieved, the grant date fair value of the performance-based restricted stock units awarded in fiscal year 2022 to Messrs. Barker and White would be $2,249,984 and $449,997, respectively. For Messrs. Barker and White for fiscal year 2021, this amount consists of time-based restricted stock units awarded in fiscal year 2021 with a grant date fair value of $1,033,489 and $1,355,998, respectively. For Mr. Barker for fiscal year 2020, this amount consists of time-based restricted stock units awarded in fiscal year 2020 with a grant date fair value of $487,496, and performance-based restricted stock units awarded in fiscal year 2020 with a grant date fair value of $487,496 (based on the “target” level of performance, which the Company determined was the probable outcome of the applicable performance-based conditions on the grant date). If the highest level of performance was achieved, the grant date fair value of the performance-based restricted stock units awarded in fiscal year 2020 to Mr. Barker would be $974,992. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements and in accordance with ASC 718 and reflects the number of shares of our Common Stock (the “target” number of shares in the case of restricted stock units with performance-based vesting conditions) subject to the restricted stock units awarded to the named executive officer multiplied by the closing price of a share of our Common Stock on the grant date of the award.
(3)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column of the table above for fiscal year 2022 consist of annual cash incentives (bonuses) that were paid to Messrs. Barker and White based on the Compensation Committee’s assessment of the Company’s Adjusted EBITDA, total gross margin and total revenue for fiscal year 2022 relative to pre-established goals and the named executive officer’s individual performance during fiscal year 2022. The amounts reported in the “Non-Equity Incentive Plan Compensation” column of the table above for fiscal year 2021 consist of annual cash incentives (bonuses) that were paid to Messrs. Barker and White based on the Compensation Committee’s assessment of the Company’s Adjusted EBITDA and total revenue for fiscal year 2021 relative to pre-established goals and the named executive officer’s individual performance during fiscal year 2021. The amounts reported in the “Non-Equity Incentive Plan Compensation” column of the table above for fiscal year 2020 consist of two parts: (i) annual cash incentives (bonuses) that were paid to Mr. Barker based on the Compensation Committee’s assessment of the Company’s Adjusted EBITDA and same store sales for fiscal year 2020 relative to pre-established goals and Mr. Barker’s individual performance during fiscal year 2020, and (ii) the Company’s revenue in the fourth quarter of fiscal year 2020 relative to pre-established goals.
(4)
The amounts reported in the “All Other Compensation” column of the table above for fiscal year 2022 include the following: for Mr. Barker, $9,008 of aggregate matching contributions under our 401(k) plan; and for Mr. White, $7,874 of aggregate matching contributions under our 401(k) plan. The amounts reported in the “All Other Compensation” column of the table above for fiscal year 2021 include the following: for Mr. Barker $9,022 of aggregate matching contributions under our 401(k) plan; and for Mr. White $5,844 of aggregate matching contributions under our 401(k) plan. The amounts reported in the “All Other Compensation”

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EXECUTIVE COMPENSATION TABLES

column of the table above for fiscal year 2020 include the following: for Mr. Barker $8,550 of aggregate matching contributions under our 401(k) plan.
(5)
Mr. Barker retired and voluntarily resigned from his positions as President and Chief Executive Officer and as a member of the Board, effective April 14, 2023. See “Executive Compensation Tables—Potential Payments Upon a Termination or Change of Control.”
(6)
Mr. White was appointed Vice President of Finance, Chief Accounting Officer and Interim Chief Financial Officer, effective from September 26, 2021 until January 21, 2022, when he was then appointed Chief Financial Officer and Secretary, effective January 21, 2022.

GRANTS OF PLAN-BASED AWARDS

The following table summarizes all plan-based awards granted to each of the named executive officers during fiscal year 2022:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares of Stock or	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards
		($)	($)	($)	(#)	(#)	(#)	(#)	($)(2)
Jon Barker
2022 Annual Incentive Bonus	3/15/2022	—	1,462,500	2,925,000	—	—	—	—	—
Restricted Stock Award - Performance-Based(3)(4)	3/15/2022	—	—	—	—	99,645	199,290	—	1,124,992
Restricted Stock Award - Time-Based(4)	3/15/2022	—	—	—	—	—	—	99,645	1,124,992
Jeff White
2022 Annual Incentive Bonus	3/15/2022	—	175,000	350,000	—	—	—	—	—
Restricted Stock Award - Performance-Based(3)	3/15/2022	—	—	—	—	19,929	39,858	—	224,998
Restricted Stock Award - Time-Based	3/15/2022	—	—	—	—	—	—	19,929	224,999

(1)
The amounts reported in these columns represent the range of possible annual cash incentives (bonuses) to our named executive officers under the 2019 Performance Incentive Plan, based on the Compensation Committee’s assessment of the Adjusted EBITDA, gross margin and total revenue for fiscal year 2022 relative to pre-established goals and the named executive officer’s individual performance during fiscal year 2022.
(2)
The amounts reported in these columns represent the grant date fair value of restricted stock units subject to time-based vesting requirements or performance-based vesting requirements, as applicable, that were awarded in fiscal year 2022.
(3)
One-third of the target restricted stock units subject to each of these awards was forfeited in April 2023 upon the Compensation Committee certifying achievement against certain performance targets set for the fiscal year 2022.
(4)
The unvested portion of the time-based and performance-based restricted stock units that were granted to Mr. Barker in fiscal year 2022 were immediately forfeited upon his retirement and voluntary resignation from employment with the Company in April 2023.

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EXECUTIVE COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR-END

The following table presents information regarding the outstanding equity awards held by each of our named executive officers as of January 28, 2023, including the vesting dates for the portions of these awards that had not vested as of that date.

Each of the awards shown in the table for Mr. Barker that were unvested at the time of his retirement and voluntary resignation of employment in April 2023 were immediately forfeited without consideration.

	Stock Awards
Name	Number of Shares or Units of Stock That Have not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)		($)(1)	(#)		($)(1)
Jon Barker	28,863	(2)	270,735	57,726	(7)	541,470
	115,452	(3)	1,082,940	99,645	(8)	934,670
	39,896	(4)	374,224
	99,645	(5)	934,670
Jeff White	1,480	(2)	13,882	19,929	(8)	186,934
	1,158	(4)	10,862
	50,000	(6)	469,000
	19,929	(5)	186,934

(1)
The market value of such award was calculated based on the $9.38 closing price of our common stock on January 27, 2023, the last trading day of fiscal year 2021.
(2)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in one annual installment on March 24, 2023, subject to continued employment or service.
(3)
The unvested portion of this performance-based restricted stock unit award is scheduled to vest in one annual installment on March 24, 2023, subject to continued employment or service. This amount represents the number of shares for which the performance condition has been satisfied.
(4)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in two annual installments on March 16, 2023 and March 16, 2024, subject to continued employment or service.
(5)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in three annual installments on March 15, 2023, March 15, 2024 and March 15, 2025, subject to continued employment or service.
(6)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in two annual installments on September 23, 2023 and September 23, 2024, subject to continued employment or service.
(7)
Represents the unvested portion of performance-based restricted stock unit awards for which the performance conditions have not been satisfied. Amount shown reflects the maximum payout level because the prior two tranches of this award achieved the maximum performance goals.
(8)
Represents the unvested portion of performance-based restricted stock unit awards for which the performance conditions have not been satisfied. Amount shown reflects the target payout level.

The awards set forth in the “Outstanding Equity Awards at 2022 Fiscal Year-End” table above are restricted stock unit awards granted to Messrs. Barker, and White under the terms of our 2019 Performance Incentive Plan, which are described below under “—Equity Incentive Plans.” Each restricted stock unit represents a contractual right to receive one share of our Common Stock if the applicable time-based or performance-based vesting requirements, outlined in the footnotes to the table above, are satisfied. Messrs. Barker and White do not have the right to vote or dispose of the restricted stock units, but, in the event we pay dividends with respect to our Common Stock, Messrs. Barker and White would be credited with additional restricted stock units as dividend equivalents that are subject to the same vesting and

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payment terms as the underlying stock units. The unvested portions of the restricted stock unit awards are subject to accelerated vesting in certain circumstances as discussed below.

FISCAL YEAR 2022 STOCK VESTED

The following table summarizes vesting of stock unit awards for each of our named executive officers during fiscal year 2022:

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
	(#)	($) (1)
Jon Barker	200,475	2,193,284
Jeff White	28,082	245,796

(1)
The amount shown for the value realized on the vesting of stock unit awards equals the number of shares of our Common Stock acquired by our named executive officers upon vesting during fiscal year 2022 multiplied by the closing price of our Common Stock on the Nasdaq Stock Market on the applicable vesting date of the award (or, if the applicable vesting date falls on a date the Nasdaq Stock Market is closed, the closing price of the stock on the preceding date that the market is open).

PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION

There were no deferred compensation or defined benefit plans in place for fiscal year 2022.

EMPLOYMENT AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

The following describes the material terms of the employment agreement that we maintained with Mr. Barker prior to his retirement and voluntary resignation of employment. We have also entered into a severance agreement with Mr. White, which is described below under “Potential Payments Upon Termination or Change in Control”.

Employment Agreement with Jon Barker

Term. On January 21, 2022, we entered into an amended and restated employment agreement with Mr. Barker, our former President and Chief Executive Officer. This employment agreement amended and restated the previous employment agreement with Mr. Barker dated May 11, 2018. The employment agreement had an initial term that commenced on January 21, 2022 and continued until terminated pursuant to the terms of such agreement. Mr. Barker’s employment with us was on an at-will basis, terminable by us or by Mr. Barker at any time (subject to certain notice requirements of the employment agreement) and for any reason, subject to the post-termination of employment benefits discussed below under the heading “—Potential Payments Upon a Termination or Change of Control.”

Base salary. Mr. Barker’s employment agreement provided for an annual base salary of $975,000. The employment agreement provided that our Compensation Committee would review Mr. Barker’s base salary on an annual basis and has discretion to increase (but not decrease) his base salary level.

Annual bonus. During the term of the employment agreement, Mr. Barker was eligible to receive an annual performance bonus, payable in cash, for each fiscal year during the term of the employment agreement. Mr. Barker’s target bonus for a fiscal year was equal to 150% of his base salary for that year, with the actual amount of his bonus for the year determined by our Compensation Committee.

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Special bonus. The employment agreement provided that Mr. Barker would receive a one-time special bonus of $500,000, payable within 30 days of the execution of the employment agreement, subject to repayment if within 12 months of the date of the employment agreement the Company terminated his employment for “gross misconduct” or Mr. Barker voluntarily resigned for other than “good reason” (as such terms are defined in the employment agreement).

Equity awards. The employment agreement provided that Mr. Barker would be considered for an equity award under our 2019 Performance Incentive Plan, the terms and conditions of which will be established by our Board (or a committee thereof) in its sole discretion.

Other compensation. The employment agreement also provided for Mr. Barker to participate in our employee benefit plans for senior executives generally, reimbursement of business expenses, and reimbursement of an annual physical exam.

Provisions of Mr. Barker’s employment agreement relating to outstanding equity incentive awards and post-termination of employment benefits are discussed under the applicable sections of this Proxy Statement; however, Mr. Barker is no longer eligible for such benefits due to his retirement and voluntary resignation from employment.

Equity Incentive Plans

We maintain the 2019 Performance Incentive Plan, or the 2019 Plan, to provide an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons. Our stockholders approved this plan in May 2019. Employees, officers, directors and consultants that provide services to us or one of our subsidiaries may be selected to receive awards under the 2019 Plan. We previously maintained the 2013 Performance Incentive Plan, or the 2013 Plan, the terms of which were similar to the 2019 Plan, except no new awards may be granted under the 2013 Plan following stockholder approval of the 2019 Plan.

Our Compensation Committee (or, with respect to awards for our non-employee directors (as defined below), the Board), administers the 2019 Plan. The administrator of the plan has broad authority to:

▪
select eligible participants and determine the types of awards that they are to receive;
▪
grant awards and determine the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and, in the case of share-based awards, the number of shares to be offered or awarded;
▪
determine any applicable vesting and exercise conditions for awards (including any applicable performance and/or time-based vesting or exercisability conditions) and the extent to which such conditions have been satisfied, or determine that no delayed vesting or exercise is required, to determine the circumstances in which any performance-based goals (or the applicable measure of performance) will be adjusted and the nature and impact of any such adjustment, to establish the events (if any) on which exercisability or vesting may accelerate (including specified terminations of employment or service or other circumstances), and to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards (subject in the case of options and stock appreciation rights to the maximum term of the award);
▪
cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;
▪
subject to the other provisions of the 2019 Plan, make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;
▪
determine the method of payment of any purchase price for an award or shares of our Common Stock delivered under the 2019 Plan, as well as any tax-related items with respect to an award, which may be in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of our Common Stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the

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recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law;
▪
modify the terms and conditions of any award, establish sub-plans and agreements and determine different terms and conditions that the Administrator deems necessary or advisable to comply with laws in the countries where the Company or one of its subsidiaries operates or where one or more eligible participants reside or provide services;
▪
approve the form of any award agreements used under the 2019 Plan; and
▪
construe and interpret the 2019 Plan, make rules for the administration of the 2019 Plan, and make all other determinations for the administration of the 2019 Plan.

A total of 3,922,296 shares of our Common Stock are authorized for issuance with respect to awards granted under the 2019 Plan. Except as provided in the next sentence, shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest or for any other reason are not paid or delivered under the 2019 Plan or 2013 Plan will again be available for subsequent awards under the 2019 Plan. Shares that are exchanged by a participant or withheld by us to pay the exercise price of an award granted under the 2019 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award granted under the 2019 Plan, will again be available for subsequent awards under the 2019 Plan. To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2019 Plan. As of April 20, 2023, a total of 1,058,326 shares of our Common Stock were subject to restricted stock unit awards outstanding under the 2019 Plan, no shares of our Common Stock were subject to restricted stock unit awards outstanding under the 2013 Plan and 1,395,307 shares of our Common Stock were then available for new award grants under the 2019 Plan.

The following other limits are also contained in the 2019 Plan:

▪
The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 3,500,000 shares.
▪
The maximum grant date fair value for awards granted to a non-employee director during any one calendar year is $125,000, except that this limit will be $200,000 as to (1) a non-employee director who is serving as the independent Chair of the Board or as a lead independent director at the time the applicable grant is made or (2) any new non-employee director for the calendar year in which the non-employee director is first elected or appointed to the Board. For purposes of this limit, the “grant date fair value” of an award means the value of the award on the date of grant of the award determined using the equity award valuation principles applied in the Company’s financial reporting. This limit does not apply to, and will be determined without taking into account, any award granted to an individual who, on the grant date of the award, is an officer or employee of the Company or one of its subsidiaries. This limit applies on an individual basis and not on an aggregate basis to all non-employee directors as a group.

Awards under the 2019 Plan may be in the form of incentive or nonqualified stock options, stock appreciation rights, stock bonuses, restricted stock, restricted stock units and other forms of awards including cash awards. Awards under the 2019 Plan generally will not be transferable other than by will or the laws of descent and distribution, except that the plan administrator may authorize certain transfers.

Nonqualified and incentive stock options may not be granted at prices below the fair market value of the Common Stock on the date of grant. Incentive stock options must have an exercise price that is at least equal to the fair market value of our Common Stock, or 110% of fair market value of our Common Stock for incentive stock option grants to any 10% owner of our Common Stock, on the date of grant. These and other awards may also be issued solely or in part for services. Awards are generally paid in shares of our stock or may be paid in cash. The plan administrator may provide for the deferred payment of awards and may determine the terms applicable to deferrals.

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EXECUTIVE COMPENSATION TABLES

As is customary in incentive plans of this nature, the number and type of shares available under the 2019 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, will be subject to adjustment in the event of certain reorganizations, mergers, combinations, conversions, recapitalizations, stock splits, stock dividends or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders. In no case (except due to an adjustment referred to above or any repricing that may be approved by our stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2019 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per-share exercise or base price of the award.

Generally, and subject to limited exceptions set forth in the 2019 Plan, if we dissolve or undergo certain corporate transactions such as a merger, business combination or other reorganization, or a sale of all or substantially all of our assets, all awards then-outstanding under the 2019 Plan will generally be assumed or continued, or they will be terminated, in connection with the transaction. If the awards are to be terminated in the transaction (and not assumed or continued) they will generally become fully vested. The plan administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2019 Plan. For example, the administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Our Board may amend or terminate the 2019 Plan at any time, but no such action will affect any outstanding award in any manner materially adverse to a participant without the consent of the participant. Plan amendments will be submitted to stockholders for their approval as required by applicable law or any applicable listing agency. Our Board and Compensation Committee may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.

The 2019 Plan will terminate on April 5, 2029. However, the plan administrator will retain its authority until all outstanding awards are exercised or terminated. The maximum term of options, stock appreciation rights and other rights to acquire stock under the plan is ten years after the initial date of the award.

Employee Stock Purchase Plan

In April 2015, our Board adopted the Sportsman’s Warehouse Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”). Under the ESPP, shares of our Common Stock are available for purchase by eligible employees who elect to participate in the ESPP. Our Board believes that the ESPP helps the Company retain and motivate eligible employees and helps further align the interests of eligible employees with those of the Company’s stockholders.

Our Board, or one or more committees appointed by the Board or another committee (within delegated authority), administers the ESPP. The administrator has full power and discretion to adopt, amend or rescind any rules or regulations for carrying out the ESPP and to construe and interpret the ESPP.

The ESPP generally operates in successive six-month periods referred to as “Offering Periods,” provided that the plan administrator may provide in advance that a particular Offering Period will be of a different duration and/or will consist of one or more “purchase periods.” However, an Offering Period may not be shorter than three months and may not be longer than 27 months. The first Offering Period under the ESPP commenced January 1, 2016.

On the first day of each Offering Period (referred to as the “Grant Date”), each eligible employee who has timely elected to participate in the ESPP for that Offering Period will be granted an option to purchase shares of our Common Stock. A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP. The participant’s contributions under the ESPP will be credited to a bookkeeping account in his or her name. Subject to certain limits, a participant generally may elect to terminate (but may not otherwise increase or decrease) his or her contributions to the ESPP during an Offering Period. A participant generally may elect to increase, decrease or terminate his or her contributions to the ESPP effective

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with the first Offering Period that commences after the election is received. Amounts contributed to the ESPP are subject to certain limits set forth in the ESPP (including, without limitation, a $25,000 limit on the value of stock that can be purchased by any one employee under the ESPP in any one year, as this limit is applied under the Internal Revenue Code of 1986, as amended (the “Code”) and generally determined based on the value of the stock at the start of the Offering Period in which it is purchased) and constitute general corporate assets of the Company and may be used for any corporate purpose.

Each option granted under the ESPP will automatically be exercised on the last day of the Offering Period with respect to which it was granted (referred to as the “Purchase Date”). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant’s ESPP account balance as of the applicable Purchase Date by the “Option Price” for that Offering Period. The determination of the Option Price for an Offering Period may be changed from time to time, except that in no event may the Option Price for an Offering Period be lower than the lesser of (i) 85% of the fair market value of a share of our Common Stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of our Common Stock on the applicable Purchase Date. A participant’s ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Option Price of the shares acquired by the participant.

To be eligible to participate in an Offering Period, on the Grant Date of that period an individual must, unless otherwise provided by the ESPP administrator, be customarily employed by us or one of our participating subsidiaries for more than 20 hours per week and for more than five months per calendar year.

A total of 800,000 shares of our Common Stock are authorized for issuance under the ESPP, of which, as of April 20, 2023, 530,498 shares have been issued.

As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to our stockholders.

Our Board generally may amend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Stockholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirements of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules. The ESPP administrator also may, from time to time, without stockholder approval and without limiting the Board’s amendment authority, designate those subsidiaries of the Company whose employees may participate in the ESPP and, subject only to certain limitations under the Code, change the ESPP’s eligibility rules. Our Board and the Compensation Committee may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.

No new Offering Periods will commence under the ESPP on or after March 31, 2025, unless our Board terminates the ESPP earlier. The ESPP will also terminate earlier if all of the shares authorized under the ESPP have been purchased.

Defined Contribution Plan

As part of our overall compensation program, we provide all full-time employees, including our named executive officers, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer up to 50% of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. We also

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EXECUTIVE COMPENSATION TABLES

provide matching contributions of up to 25% of the first 6% of eligible compensation deferred by each of our 401(k) plan participants, with a maximum matching contribution of 1.5% of eligible compensation per participant per plan year. Our employees are allowed to participate in the 401(k) on the first day of the month following 90 days of employment, and 401(k) plan participants are eligible to receive employer matching contributions after one year of continuous service. Participants are always vested in their personal contributions to the 401(k) plan, and company-matching contributions under the plan vest at a rate of 20% per year of service.

Except as described above in this Proxy Statement with respect to our 401(k) plan, we do not currently maintain any additional retirement plans, tax-qualified or nonqualified, for our executives or other employees.

Potential Payments Upon Termination or Change in Control

The following section describes the benefits that could have become payable to Mr. Barker prior to his retirement and voluntary resignation and that may become payable to Mr. White in each case in connection with a termination of the named executive officer's employment and/or a change of control of us under the circumstances described below. Mr. Barker retired and voluntarily resigned his employment with us in April 2023 and did not receive any severance benefits in connection with his termination of employment.

Jon Barker

Mr. Barker’s employment agreement, which is described under the heading “—Employment Agreements with Our Named Executive Officers,” and the award agreements for his equity awards, provided for certain benefits to be paid to him in connection with a termination of his employment with us under the following circumstances:

Termination of employment for death, incapacity or gross misconduct or without good reason. In the event that Mr. Barker’s employment had terminated during his employment term due to his death or incapacity or for gross misconduct, or by Mr. Barker without good reason (as such terms are defined in his employment agreement), Mr. Barker would have been entitled to receive his base salary and paid personal time off accrued through the date of termination and payment of any unreimbursed business expenses (the “accrued obligations”). Pursuant to the terms of Mr. Barker’s award agreement for the performance-based restricted stock units he received in the fiscal year 2022, if Mr. Barker’s employment had terminated due to his death or permanent disability (as such term is defined in the award agreement) at or before the end of the performance year, the restricted stock units would have remained eligible to vest and Mr. Barker would have vested on the last day of the performance period in one-third of any restricted stock units deemed eligible to vest based on the Company’s performance for the performance period. If Mr. Barker’s employment had terminated due to his death or permanent disability after the end of the performance period but before the second anniversary of the award date, Mr. Barker would have become fully vested in two-thirds of the restricted stock units eligible to vest. If Mr. Barker’s employment had terminated due to his death or permanent disability after the second anniversary of the award date but before the third anniversary of the award date, Mr. Barker would have become fully vested in all the restricted stock units eligible to vest.

Non-renewal of employment agreement term. In the event that the Mr. Barker’s employment and the term of the employment agreement had terminated by a notice of non-renewal by the Company, Mr. Barker would have received the accrued obligations and a bonus for the fiscal year of his termination.

Termination of employment without gross misconduct or with good reason. In the event that Mr. Barker’s employment had terminated during his employment term without gross misconduct or by Mr. Barker with good reason, Mr. Barker would have been entitled to the following benefits: (1) the accrued obligations; (2) continued payment of his base salary (at the rate in effect on the termination date) through the date that is 15 months (18 months if such termination occurs on or after a change in control of the Company) following the termination date; (3) a pro-rata portion of his target bonus for the year of termination; (4) continued company-paid COBRA benefits through the date that is 15 months (18 months if such termination occurs on or after a change in control of the Company) following the termination date (or, if earlier, the date of his death, the date he becomes eligible for coverage under a future employer’s plan and the date we cease

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EXECUTIVE COMPENSATION TABLES

to offer group medical coverage to active executive employees or we are otherwise under no obligation to offer COBRA continuation coverage to Mr. Barker); and (5) continued participation in the employee merchandise discount program for 12 months. In addition, Mr. Barker’s time-based equity-based awards would generally have become fully vested, to the extent then outstanding and not otherwise vested, in connection with such a termination of employment on or after a change in control of the Company. Pursuant to the terms of Mr. Barker’s award agreement for the performance-based restricted stock units he received in the fiscal year 2022, in the event Mr. Barker’s employment had terminated without cause or by Mr. Barker for good reason (as such terms are defined in the award agreement) upon or following a change in control of the Company that occurred at or prior to the end of the performance period, Mr. Barker would have become fully vested in the greater of the number of restricted stock units that would have vested based on a shortened performance period and the target number of restricted stock units subject to the award. In the event Mr. Barker’s employment had been terminated without cause or by Mr. Barker for good reason upon or following a change in control of the Company that occurred following the end of the performance period, Mr. Barker would have become fully vested in all the restricted stock units eligible to vest. The severance benefits described above were contingent upon Mr. Barker providing a general release of claims.

Change in Control. Pursuant to Mr. Barker’s award agreement for the performance-based restricted stock units he received in the fiscal year 2022, if the award was not to be assumed or continued following a change in control of the Company that occurred at or prior to the end of the performance period, Mr. Barker would have become fully vested in the greater of the number of restricted stock units that would have vested based on a shortened performance period and the target number of restricted stock units subject to the award. If the award was not to be assumed or continued following a change in control of the Company that occurred following the end of the performance period, Mr. Barker would have become fully vested in all the restricted stock units eligible to vest.

Restrictive covenants. Pursuant to Mr. Barker’s employment agreement, Mr. Barker has agreed not to disclose any of our confidential information or to publicly disparage us at any time during or after his employment with us. In addition, Mr. Barker has agreed that, for a period of one year following a termination of his employment with us, he will not engage in certain competitive activities with us and, for a period of two years following a termination of his employment with us, he will not solicit our employees or independent contractors.

Jeff White

On September 26, 2021, the Company entered into a severance agreement with Mr. White. The agreement provides that Mr. White’s employment may be terminated by the Company or by Mr. White for any reason at any time, with or without notice.

Termination of employment for death, incapacity or gross misconduct or without good reason. In the event that Mr. White’s employment is terminated due to his death or incapacity or for gross misconduct, or by Mr. White without good reason (as such terms are defined in his severance agreement), Mr. White will be entitled to receive his base salary and paid personal time off accrued through the date of termination and payment of any unreimbursed business expenses (the “accrued obligations”). Pursuant to the terms of Mr. White’s award agreement for the [performance-based restricted stock units] he received in the fiscal year 2022, if Mr. White’s employment terminates due to his death or permanent disability (as such term is defined in the award agreement) at or before the end of the performance year, the restricted stock units will remain eligible to vest and Mr. White will vest on the last day of the performance period in one-third of any restricted stock units deemed eligible to vest based on the Company’s performance for the performance period. If Mr. White’s employment terminates due to his death or permanent disability after the end of the performance period but before the second anniversary of the award date, Mr. White will become fully vested in two-thirds of the restricted stock units eligible to vest. If Mr. White’s employment terminates due to his death or permanent disability after the second anniversary of the award date but before the third anniversary of the award date, Mr. White will become fully vested in all the restricted stock units eligible to vest.

Termination of employment without gross misconduct or with good reason. In the event Mr. White’s employment is terminated by the Company without “gross misconduct,” or by Mr. White for “good reason” (as these terms are defined

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EXECUTIVE COMPENSATION TABLES

in the severance agreement), Mr. White will be entitled to receive (in addition to the accrued obligations), subject to providing a release of claims to the Company, (1) continued payment of his base salary (as severance pay) for twelve months following such termination of employment, (2) a pro-rated portion of his target annual bonus for the year in which such termination of employment occurs, and (3) reimbursement for COBRA premiums for up to twelve months. In addition, Mr. White’s time-based equity-based awards will generally become fully vested, to the extent then outstanding and not otherwise vested, in connection with such a termination of employment on or after a change in control of the Company. Pursuant to the terms of Mr. White’s award agreement for the [performance-based restricted stock units] he received in the fiscal year 2022, in the event Mr. White’s employment is terminated without cause or by Mr. White for good reason (as such terms are defined in the award agreement) upon or following a change in control of the Company that occurs at or prior to the end of the performance period, Mr. White will become fully vested in the greater of the number of restricted stock units that would vest based on a shortened performance period and the target number of restricted stock units subject to the award. In the event Mr. White’s employment is terminated without cause or by Mr. White for good reason upon or following a change in control of the Company that occurs following the end of the performance period, Mr. White will become fully vested in all the restricted stock units eligible to vest.

Change in Control. Pursuant to Mr. White’s the award agreement for the [performance-based restricted stock units] he received in the fiscal year 2022, if the award is not to be assumed or continued following a change in control of the Company that occurs at or prior to the end of the performance period, Mr. White will become fully vested in the greater of the number of restricted stock units that would vest based on a shortened performance period and the target number of restricted stock units subject to the award. If the award is not to be assumed or continued following a change in control of the Company that occurs following the end of the performance period, Mr. White will become fully vested in all the restricted stock units eligible to vest.

Restrictive Covenants. Pursuant to Mr. White’s severance agreement, Mr. White has agreed not to disclose any of our confidential information or to publicly disparage us at any time during or after his employment with us. In addition, Mr. White has agreed that, for a period of one year following a termination of his employment with us, he will not engage in certain competitive activities with us and, for a period of two years following a termination of his employment with us, he will not solicit our employees or independent contractors.

Estimated Severance and Change in Control Payments and Benefits

The following table provides information concerning the potential termination or change in control payments that would be made to each applicable named executive officer under the circumstances described above. As prescribed by the SEC’s disclosure rules, in calculating the amount of any potential payments to the applicable named executive officers, we have assumed that the applicable triggering event (i.e., termination of employment and/or change in control of the Company) occurred on January 28, 2023. In the following table, we use the term “involuntary termination” to refer to a termination by us without “gross misconduct”/“cause” or by the executive for “good reason.” Mr. Barker retired and voluntary resigned his employment with us and as a result has not and will not receive any severance or change in control benefits in connection with such termination, including the potential termination or change in control payments shown in the table below.

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EXECUTIVE COMPENSATION TABLES

	Cash Severance		Equity Acceleration Value		Total
Name	($)		($)		($)
Jon Barker
Voluntary Termination or Termination by Death or Incapacity	—		—		—
Involuntary Termination	2,681,250	(1)	—		2,681,250
Involuntary Termination in Connection with Change in Control	2,925,000	(1)	4,387,115	(2)	7,312,115
Jeff White
Voluntary Termination or Termination by Death or Incapacity	—		—		—
Involuntary Termination	525,000	(3)	—		525,000
Involuntary Termination in Connection with Change in Control	525,000	(3)	929,924	(4)	1,454,924

(1)
In the event of Mr. Barker’s termination of employment by us without “cause” or by Mr. Barker for “good reason,” Mr. Barker would have been entitled to 15 months of base salary (18 months in connection with a change in control) and an amount equal to the greater of Mr. Barker’s target bonus (as determined by the Board) for the fiscal year in which the severance date occurred or the expected actual bonus Mr. Barker would have received had his employment by the Company continued until the time the Company paid annual bonuses for the fiscal year in which such termination of employment occurred (such expected bonus to be determined based on performance through such termination of employment and reasonably anticipated performance through the end of such fiscal year, all as determined in good faith by the Board or a committee thereof), pro-rated through the severance date for the portion of the fiscal year Mr. Barker was actually employed by the Company. For purposes of this table, we have assumed Mr. Barker would receive his target annual bonus opportunity of 150% of his base salary of $975,000, which became effective on January 1, 2022.
(2)
The amount disclosed was determined by taking the value (calculated based on our closing price of $9.38 as of January 27, 2023) associated with Mr. Barker’s aggregate outstanding and unvested time-based restricted stock units and performance-based restricted stock units as of January 28, 2023. For outstanding performance-based restricted stock units awarded in March 2020, the amount is based on the performance-based restricted stock units that have been earned for the fiscal year 2020, fiscal year 2021 and fiscal year 2022 tranches. For outstanding performance-based restricted stock units awarded in March 2022, the amount is based on the performance-based restricted stock units that have been earned for the fiscal year 2022 and the maximum amount of performance-based restricted stock units that could have been earned for the fiscal year 2023 and fiscal year 2024 tranches if such tranches had not been forfeited upon Mr. Barker's retirement and voluntary resignation of employment in April 2023.
(3)
In the event of Mr. White’s termination of employment by us without “cause” or by the executive for “good reason,” Mr. White is entitled to 12 months of base salary (whether alone or in connection with a change in control) and an amount equal to a pro-rated portion of his target annual bonus for the year in which such termination of employment occurs. For purposes of this table, we have assumed Mr. White would receive his target annual bonus opportunity of 50% of his base salary of $350,000, which became effective on January 21, 2022.
(4)
The amount disclosed was determined by taking the value (calculated based on our closing price of $9.38 as of January 27, 2023) associated with Mr. White’s aggregate outstanding and unvested time-based restricted stock units as of January 28, 2023. For outstanding performance-based restricted stock units awarded in March 2022, the amount is based on the performance-based restricted stock units that have been earned for the fiscal year 2022 and the maximum amount of performance-based restricted stock units that could be earned for the fiscal year 2023 and fiscal year 2024 tranches.

Other Policies

Executive Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers, under which (i) our Chief Executive Officer is expected to own shares of our Common Stock with a value equal to at least three times his then-current annualized base salary and (ii) each of our other executive officers is expected to own shares of our Common Stock with a value equal to at least one times the officer’s then-current annualized base salary. Share ownership for purposes of the guidelines includes shares of our Common Stock owned directly by the executive officer, by the officer’s spouse, or by the officer’s children who reside with the officer or the officer’s spouse, shares held in a trust established by the

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EXECUTIVE COMPENSATION TABLES

executive officer or the officer’s spouse for estate or tax planning purposes if the trust is revocable by the officer or the officer’s spouse, and shares subject to outstanding restricted stock and restricted stock unit awards (whether or not vested and whether or not payable in stock or cash of equivalent value) granted to the executive officer (other than restricted stock units subject to unsatisfied performance-based vesting conditions). Our executive officers are expected to satisfy the guideline level of ownership by the first December 31 on or after the date that is five years after the date that the executive officer first become subject to the guidelines. Thereafter, compliance with the guidelines will be assessed as of December 31 each year. If an executive officer does not satisfy the guideline level of ownership as of such a measurement date, the executive officer is expect to hold at least 50% of the net vested shares acquired upon the exercise, payment or vesting of any equity award (with the “net” shares determined after taking into account any shares sold or withheld to pay any applicable exercise price of the award and to satisfy any applicable withholding obligations) granted to the executive officer by the Company until and to the extent required for the executive’s level of ownership to satisfy the applicable guideline level. Our Board of Directors or the Compensation Committee may suspend or grant waivers to the guidelines from time to time. Currently, each of our executive officers is either in compliance with the stock ownership guidelines or is within the five-year grace period to come into compliance with such guidelines.

Clawback Policy

We maintain a “clawback” policy that allows our Board of Directors or the Compensation Committee to require reimbursement or cancellation of awards or payments made under our cash and equity incentive plans to the Company’s current and former executive officers, and current and former vice presidents and more senior officers of the Company, in certain circumstances where: (1) the amount of the award or payment was determined based on the achievement of financial results that were subsequently the subject of an accounting restatement due to noncompliance with any financial reporting requirement under the securities laws, (2) a lesser (or no) payment or award of cash or shares would have been made to the individual based upon the restated financial results, and (3) the payment or award of cash or shares was received by the individual (or the applicable vesting date occurred) within 36 months prior to the date on which the Company is required to prepare such accounting restatement.

The SEC recently adopted final rulemaking implementing the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act relating to recoupment of incentive-based compensation that will require further rulemaking by Nasdaq. We will monitor the listing standards adopted by Nasdaq and amend our clawback policy as necessary to reflect the final Nasdaq listing rules during the required timeframe in compliance with those standards.

Compensation Committee Interlocks and Insider Participation

Mr. McBee, Ms. Walsh and Mr. Williamson each served on the Compensation Committee during fiscal year 2022. None of these directors had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

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CEO PAY RATIO DISCLOSURE

Pursuant to the Exchange Act, we are required to disclose in this Proxy Statement the ratio of the total annual compensation of Mr. Barker, our President and Chief Executive Officer, to the median of the total annual compensation of all of our employees (excluding Mr. Barker). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that Mr. Barker’s total compensation for the fiscal year ended January 28, 2023 was $3,725,872, and the median of the total compensation of all of our employees (excluding Mr. Barker) for the fiscal year ended January 28, 2023 was $11,517. Accordingly, we estimate the ratio of Mr. Barker’s total compensation for the fiscal year ended January 28, 2023 to the median of the total compensation of all of our employees (excluding Mr. Barker) for the fiscal year ended January 28, 2023 to be 419 to 1.

To determine the pay ratio, we identified the median employee by taking into account the total cash compensation for the fiscal year ended January 28, 2023 reflected in our payroll records for all individuals, excluding Mr. Barker, who were employed by us or one of our affiliates on January 28, 2023. We included all employees, whether employed on a full-time, part-time, or temporary basis. We did not make any assumptions, adjustments or estimates with respect to their total compensation for the fiscal year ended January 28, 2023 reflected in our payroll records. We believe total compensation reflected in our payroll records for all employees is an appropriate measure because we do not distribute annual equity awards to all employees.

Once the median employee was identified as described above, that employee’s total annual compensation for the fiscal year ended January 28, 2023 was determined using the same rules that apply to reporting the compensation of our Named Executive Officers (including Mr. Barker) in the “Total” column of the Summary Compensation Table. This information is being provided for compliance purposes. Neither the Compensation Committee nor our management used the pay ratio measure in making compensation decisions. Given the different methodologies that companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

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PAY VERSUS PERFORMANCE

					Value of Initial Fixed $100 Investment Based on:
	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO Named Executive Officers	Average Compensation Actually Paid to Non- PEO Named Executive Officers	Total Shareholder Return	Peer Group Total Shareholder Return	Net Income	Adjusted Earnings Per Share
Year	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	($)	($)
2022	3,725,872	2,410,194	876,646	494,522	144.75	118.92	40,518	1.06
2021	4,025,011	1,689,376	2,621,298	(1,380,618)	164.20	121.96	108,470	1.72
2020	3,711,234	9,044,244	1,543,219	3,833,105	270.37	128.47	91,380	2.23

(1)
The dollar amounts reported in this column are the amounts of total compensation reported in the "Total" column of the Summary Compensation Table for Jon Barker, our former PEO, for the respective years shown. Refer to "Executive Compensation Tables - Summary Compensation Table for Fiscal Years 2022, 2021 and 2020."
(2)
The dollar amounts reported in this column are the amount of “compensation actually paid” to Mr. Barker for each of 2022, 2021 and 2020 as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our former PEO during the applicable years. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Barker’s total compensation for each year to determine the compensation actually paid (adjustments for pension or dividend payments are not covered, as the Company does not have supplemental executive requirement plans and does not pay dividends on equity awards, and due to rounding, the calculated final value of the numbers shown in the following table may not be the precise values reported above):

Year		2022	2021	2020
Summary Compensation Table Total	($)	3,725,872	4,025,011	3,711,234
Less: Stock and Option Award Values Reported in Summary Compensation Table for the Covered Year	($)	2,249,984	1,033,489	974,992
Plus: Year-End Fair Value for Outstanding and Unvested Stock and Option Awards Granted in the Covered Year	($)	934,670	636,730	3,539,758
Plus: Year over Year Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	($)	(60,594)	(1,927,818)	2,729,861
Plus: Year over Year Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year	($)	60,230	(11,058)	38,383
Compensation Actually Paid	($)	2,410,194	1,689,376	9,044,244
(3)
The dollar amounts reported in this column represent the average of the amounts reported for the Company's named executive officers ("NEOs") as a group (excluding Mr. Barker) in the “Total” column of the Summary Compensation Table for each applicable year. The NEOs (excluding Mr. Barker) included for purposes of calculating the average amounts for each applicable year are as follows: (i) for 2022, Jeff White, our Chief Financial Officer; (ii) for 2021, Robert Julian, our former Chief Financial Officer, and Jeff White; and (iii) for 2020, Robert Julian.
(4)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to our NEOs as a group (excluding Mr. Barker) in each of 2022, 2021 and 2020, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to our NEOs as a group (excluding Mr. Barker) during the applicable years. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the NEOs as a group (excluding Mr. Barker) total compensation for each year to determine the compensation actually paid (adjustments for pension or dividend payments are not covered, as the Company does not have

2023 Proxy Statement	51

supplemental executive requirement plans and does not pay dividends on equity awards, and due to rounding, the calculated final value of the numbers shown in the following table may not be the precise values reported above):

Year		2022	2021	2020
Average Summary Compensation Table Total	($)	876,646	2,621,298	1,543,219
Less: Average Stock and Option Award Values Reported in Summary Compensation Table for the Covered Year	($)	449,997	1,806,486	424,997
Plus: Average Year-End Fair Value for Outstanding and Unvested Stock and Option Awards Granted in the Covered Year	($)	186,934	1,266,970	1,542,969
Plus: Average Year over Year Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	($)	(64,459)	-	1,167,138
Plus: Average Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year	($)	(54,602)	(4,499)	4,776
Less: Average End of Prior Year Fair Value of Stock and Option Awards Forfeited during the Covered Year	($)	-	3,457,901	-
Compensation Actually Paid	($)	494,522	(1,380,618)	3,833,105
(5)
Cumulative total shareholder return ("TSR") is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: S&P 500 Retailing Industry Group Index.
(7)
The dollar amounts reported represent the amount of net income reflected in the Company's audited financial statements for the applicable year.
(8)
“Adjusted Earnings Per Share” means adjusted net income divided by average shares outstanding. Adjusted net income as net income plus expenses incurred relating to costs incurred for the recruitment and hiring of key members of management, expenses incurred and a one-time payment received relating to the terminated merger with the Great Outdoors Group, LLC, an accrued settlement for a closed store and recognized tax benefits, as applicable.

Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures

As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the second graph below further illustrates the relationship between Company total shareholder return and that of the S&P 500 Retailing Industry Group Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

2023 Proxy Statement	52

Compensation Actually Paid vs Net Income number in thousands

Compensation Actually Paid vs Net Income
(numbers in thousands)
10,000
8,000
6,000
4,000
2,000
-
(2,000)
120,000
100,000
80,000
60,000
40,000
20,000
-
2020
2021
2022
PEO Compensation Actually Paid
NEO Compensation Actually Paid
Net Income

Compensation Actully Paid vs Cumulative TSR CAP in thousands

Compensation Actually Paid vs Cumulative TSR
(CAP in thousands)
10,000
8,000
6,000
4,000
2,000
-
(2,000)
300.00
250.00
200.00
150.00
100.00
50.00
-
2020
2021
2022
PEO Compensation Actually Paid
NEO Compensation Actually Paid
TSR
Peer Group TSR

2023 Proxy Statement	53

Compensation Actually Paid vs Adjusted ESPCAP in thousands

Compensation Actually Paid vs Adjusted EPS
(CAP in thousands)
10,000
8,000
6,000
4,000
2,000
-
(2,000)
2.50
2.00
1.50
1.00
0.50
-
2020
2021
2022
PEO Compensation Actually Paid
NEO Compensation Actually Paid
Adjusted EPS

Financial Performance Measures

As described in greater detail in “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•
Revenue
•
Adjusted EPS
•
Adjusted EBITDA

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based

2023 Proxy Statement	54

upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Richard McBee (Chair)

Nancy A. Walsh

Philip Williamson

The foregoing report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

2023 Proxy Statement	55

DIRECTOR COMPENSATION

Overview of Director Compensation for Fiscal Year 2022

Compensation for our non-employee directors under our current compensation program for our non-employee directors for fiscal year 2022 consisted of:

▪
an annual cash retainer of $75,000;
▪
an additional annual cash retainer of $110,000 (increased to $130,000, effective May 25, 2022) for a non-employee director serving as Chairperson of the Board;
▪
an additional annual cash retainer of $15,000 for serving as Lead Independent Director;
▪
an additional annual cash retainer of $20,000 (increased to $30,000, effective May 25, 2022) for serving as Chair of the Audit Committee;
▪
an additional annual cash retainer of $15,000 (increased to $25,000, effective May 25, 2022) for serving as Chair of the Compensation Committee; and
▪
an additional annual cash retainer of $10,000 (increased to $25,000, effective May 25, 2022) for serving as the Chair of our Nominating and Governance Committee.

In March 2023, our Board increased the annual cash retainer for non-employee directors from $75,000 to $85,000, to become effective on the date of our 2023 annual meeting of stockholders. The annual retainers are paid quarterly to our non-employee directors. Our non-employee directors are not provided any additional fees based on the number of meetings they attend.

On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board will be granted an award of restricted stock units. The number of restricted stock units subject to the award will be determined by dividing $75,000 ($115,000 in the case of a non-employee director serving as Chair of the Board) by the per-share closing price (in regular trading) of our Common Stock on the date of such annual meeting, rounded down to the nearest whole unit. In March 2023, our Board increased the annual equity grant of restricted stock units to non-employee directors from $75,000 to $100,000, to become effective on the date of our 2023 annual meeting of stockholders. These restricted stock unit awards will vest in 12 substantially equal installments, subject to the non-employee director’s continued service as a director through each vesting date, with the first installment vesting one month following the date of grant and an additional installment vesting on each monthly anniversary of the date of grant thereafter for the next 11 months, except that the outstanding and unvested portion of the restricted stock unit award will vest in full (1) immediately prior to the first annual meeting of stockholders for the year following the year of grant of the award should such annual meeting occur before the first annual anniversary of the date of grant or (2) should a change in control of the Company occur and the director not continue to serve on the Board (or the board of a directors of a parent entity) following the change in control. Each such restricted stock unit award is made under and subject to the terms and conditions of the 2019 Plan (or any successor equity compensation plan approved by the Company’s stockholders and in effect at the time of grant) and is evidenced by, and subject to the terms and conditions of, a restricted stock unit award agreement in the form used by the Company to evidence restricted stock unit awards to our non-employee directors.

To the extent then vested, the restricted stock units will generally be paid in an equal number of shares of our Common Stock as soon as practicable following the earlier to occur of (1) the date the non-employee director ceases to be a member of the Board or (2) the first anniversary of the grant date of the award. The restricted stock unit awards are generally forfeited as to the unvested portion of the award upon the non-employee director’s termination of service as a director for any reason.

In the case of a new non-employee director who is initially appointed or elected to the Board on a date other than the date of an annual meeting of stockholders (commencing following the Annual Meeting), the non-employee director will be eligible to receive a pro-rated cash retainer and an equity award on the date of such initial appointment or election.

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DIRECTOR COMPENSATION

For these purposes, our non-employee directors are members of our Board who are not employed by the Company or one of its subsidiaries. A member of our Board who is employed by the Company or one of its subsidiaries receives no compensation from us for their service as a member of our Board. We reimburse all of our directors for reasonable expenses incurred to attend Board meetings.

Director Compensation for Fiscal Year 2022

The following table presents information regarding the compensation paid to each of our non-employee directors for the fiscal year ended January 28, 2023. The compensation paid to Mr. Barker in his capacity as an employee of the Company is presented in the Executive Compensation disclosure starting on page 28. Mr. Barker was not entitled to receive additional compensation for his service as a director.

	Fee Earned or Paid in Cash	Stock Awards	Total
Name	($)	($)(1)(2)	($)
Joseph P. Schneider	198,681	114,992	313,673
Martha Bejar	95,261	74,995	170,256
Gregory P. Hickey	101,841	74,995	176,836
Richard McBee	96,841	74,995	171,836
Nancy A. Walsh(3)	33,585	60,399	93,984
Philip C. Williamson	75,000	74,995	149,995
Christopher Eastland(4)	37,500	12,502	50,002

(1)
The amount reported in the “Stock Awards” column of the table above represents, for each non-employee director who received such an award, the fair value on the grant date of the restricted stock unit award granted to the non-employee director in connection with the 2021 Annual Meeting. This value has been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements and in accordance with ASC 718 and reflects the number of shares of our Common Stock subject to the restricted stock units awarded to the non-employee director multiplied by the closing price of a share of our Common Stock on the date of grant of the award.
(2)
The following table shows the number of shares of our Common Stock subject to stock units vested but not paid, and unvested, restricted stock unit awards held by each of our non-employee directors as of January 28, 2023. We have not granted any equity awards other than restricted stock unit awards to any of our non-employee directors.

	Shares Subject to Units Vested But Not Paid	Shares Subject to Unvested Units
Name	(#)	(#)
Joseph P. Schneider	8,216	4,109
Martha Bejar	5,352	2,686
Gregory P. Hickey	5,352	2,686
Richard McBee	5,352	2,686
Nancy A. Walsh	3,165	2,533
Philip C. Williamson	5,352	2,686

(3)
Ms. Walsh was appointed to the Company's Board of Directors effective August 19, 2022.
(4)
Mr. Eastland resigned from the Board of Directors on August 19, 2022.

Our Board reserves the right to modify the new compensation program for our non-employee directors and the compensation arrangements for Board members from time to time.

Director Stock Ownership Guidelines

We maintain stock ownership guidelines for our non-employee directors. Each of our non-employee directors is expected to own shares of our Common Stock with a value equal to at least three times the base annual retainer (currently, $85,000) provided to our non-employee directors under our director compensation program. Share ownership for purposes of the guidelines includes shares of our Common Stock owned directly by the director, by the

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DIRECTOR COMPENSATION

director’s spouse, or by the director’s children who reside with the director or the director’s spouse, shares held in a trust established by the director or the director’s spouse for estate or tax planning purposes if the trust is revocable by the director or the director’s spouse, and shares subject to outstanding restricted stock and restricted stock unit awards (whether or not vested and whether or not payable in stock or cash of equivalent value) granted to the director (other than restricted stock units subject to unsatisfied performance-based vesting conditions). Our non-employee directors are expected to satisfy the guideline level of ownership by the first December 31 on or after the date that is five years after the date that the non-employee director first become subject to the guidelines. Thereafter, compliance with the guidelines will be assessed as of December 31 each year. If a non-employee director does not satisfy the guideline level of ownership as of such a measurement date, the director is expected to hold at least 50% of the net vested shares acquired upon the exercise, payment or vesting of any equity award (with the “net” shares determined after taking into account any shares sold or withheld to pay any applicable exercise price of the award and to satisfy any applicable withholding obligations) granted to the director by the Company until and to the extent required for the director’s level of ownership to satisfy the applicable guideline level. Our Board of Directors may suspend or grant waivers to the guidelines from time to time. Currently, each of our non-employee directors is either in compliance with the stock ownership guidelines or is within the five-year grace period to come into compliance with such guidelines.

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EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains the 2013 Plan, the 2019 Plan and the ESPP.

The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted‑average exercise price of outstanding options, and the number of shares remaining available for future award grants as of January 28, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,034,108	(1)	—	(2)	2,105,195	(3)
Equity compensation plans not approved by security holders	—		—
Total	1,034,108		—		2,105,195

(1)
These shares were subject to restricted stock unit awards then outstanding under the 2019 Plan.
(2)
The Company has only granted restricted stock unit awards under the 2019 Plan, which awards do not have an exercise price.
(3)
Reflects the 1,835,693 number of shares that remained available for new award grants under the 2019 Plan on January 28, 2023 and the 269,502 shares that remained available for issuance under the ESPP as of that date. The shares available for award grants under the 2019 Plan may be used for any type of award that may be granted under the 2019 Plan, as described above and subject to the share limits of the 2019 Plan. Effective as of May 29, 2019 (the date stockholders approved the 2019 Plan), no new awards may be granted under the 2013 Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 20, 2023, the number and percentage of outstanding shares of our Common Stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each director and named executive officer, and by all current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as otherwise indicated in the footnotes to the table below, we believe that the beneficial owners of the Common Stock listed below, based on the information furnished by such owners, have sole voting power and investment power with respect to such shares, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on [_______] shares of Common Stock issued and outstanding as of April 20, 2023.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock as to which the person has the right to acquire beneficial ownership within 60 days of April 20, 2023, including shares of our Common Stock underlying restricted stock units and performance-based restricted stock units that are currently releasable or releasable within 60 days of April 20, 2023. We did not deem these shares outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South, Suite A, West Jordan, Utah 84088. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	(a)	(b)
More than 5% Stockholders
Cannell Capital LLC(1)	3,322,624	8.8%
BlackRock, Inc(2)	2,885,786	7.6%
Dimensional Fund Advisors LP(3)	2,332,143	6.2%
Kite Lake Capital Management (UK) LLP(4)	1,925,000	5.1%
Directors and Executive Officers
Jon Barker(5)	360,472	1.0%
Jeff White(6)	24,960	*
Joseph P. Schneider	111,542	*
Martha Bejar	34,730	*
Erica Fortune(7)	1,545	*
Gregory P. Hickey	66,435	*
Richard McBee	65,286	*
Nancy A. Walsh	5,698	*
Philip C. Williamson	29,167	*
All Current Directors and Executive Officers as a group (9 persons)	699,835	1.9%

* Less than 1.0% of total.

(1)
Based on a Schedule 13G/A filed with the SEC by Cannell Capital, LLC on February 13, 2023. According to the Schedule 13G/A, as of December 31, 2012, Cannell Capital, LLC ad J. Carlo Cannell have shared voting power over 3,322,624 shares of Common Stock,

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

and shared dispositive power over 3,322,624 shares of Common Stock. The address of Cannell Capital LLC is 245 Meriwether Circle, Alta, Wyoming 83414.
(2)
Based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 31, 2023. According to the Schedule 13G/A, as of December 31, 2022, BlackRock, Inc. has sole voting power over 2,818,571 and sole dispositive power over 2,885,786 shares of Common Stock. The address of BlackRock, Inc. is 55 East 52nd Street New York, New York 10055.
(3)
Based on a Schedule 13G filed with the SEC by Dimensional Fund Advisors LP on February 10, 2023. According to the Schedule 13G, as of December 30, 2022, Dimensional Fund Advisors LP has sole voting power over 2,281,941 shares of Common Stock, and sole dispositive power over 2,332,143 shares of Common Stock. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Rd, Building One, Austin, TX 78746.
(4)
Based on a Schedule 13G filed with the SEC by Kite Lake Capital Management (UK) LLP on February 14, 2023. According to the Schedule 13G, as of December 31, 2022, Kite Lake Capital Management (UK) LLP, Kite Lake Capital Management Ltd, Kite Lake Capital Ltd., Massoumeh Khadjenouri and Jan Lernout (together, “Kite Lake”) have shared voting and dispositive power over 1,925,000 shares of Common Stock. The address of Kite Lake Capital Management (UK) LLP is 1 Knightsbridge Green, 6th Floor, London, SW1X 7QA, United Kingdom.
(5)
Includes (i) 344,802.55 shares held directly by Mr. Barker and (ii) 15,670 shares of Common Stock held by Karen Seaman with whom the reporting person shares a household. Mr. Barker disclaims beneficial ownership of the shares of Common Stock held by Ms. Seaman, except to the extent of his indirect pecuniary interests, if any, in those shares. This report shall not be deemed an admission that Mr. Barker is the beneficial owner of such securities for purposes of Section 16 or for any other purpose. Mr. Barker retired and voluntarily resigned from his positions as President and Chief Executive Officer and as a member of the Board, effective April 14, 2023. See “Executive Compensation Tables—Potential Payments Upon a Termination or Change of Control.”
(6)
Includes 24,960.45 shares of Common Stock held directly by Mr. White.
(7)
Includes 1,545 shares of Common Stock issuable pursuant to restricted stock units that are vesting within 60 days of April 20, 2023.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of reports filed electronically with the SEC during the fiscal year ended January 28, 2023, including any amendments thereto, our officers, directors and greater than 10% stockholders timely filed all reports required by Section 16(a) of the Exchange Act on a timely basis during the fiscal year ended January 28, 2023 except for two late Form 4 filings for Mr. Barker to report the grant of restricted stock units on March 15, 2022 and the related withholding of shares of our Common Stock for tax withholding purposes on March 16, 2022, and the vesting of performance-based restricted stock units on March 16, 2021 and February 17, 2022.

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TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures Relating Related Party Transactions

Our Board has adopted a written Related Person Transaction Policy, providing that our Audit Committee is responsible for reviewing “related party transactions,” which are transactions (i) in which we are or will be a participant, (ii) in which the aggregate amount involved exceeds or may be expected to exceed $120,000 or such lower threshold as our Audit Committee may determine, and (iii) in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, nominee for director, executive officer or greater than 5% beneficial owner of our Common Stock and their immediate family members. Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our Audit Committee. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. No member of our Audit Committee may participate in the review, approval or ratification of a transaction with respect to which he or she is a related party, except that such member may be counted for purposes of a quorum and shall provide such information with respect to the transaction as may be reasonably requested by other members of the Committee.

We had no related party transactions requiring disclosure under applicable rules of the SEC in fiscal year 2022.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current executive officers and directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses reasonably incurred as a result of any proceeding against them as to which they could be indemnified. Additionally, we may enter into indemnification agreements with any future directors or executive officers.

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PROPOSAL 3 RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP (“Grant Thornton”) served as the Company’s independent registered public accounting firm during the fiscal year ended January 28, 2023 (fiscal year 2022) and, in that capacity, audited the Company’s consolidated financial statements for the fiscal year ended January 28, 2023. Stockholder ratification of the appointment of Grant Thornton as our independent registered public accounting firm for fiscal year 2023 is not required by our Bylaws or otherwise. However, the Board is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of good corporate governance. If stockholders do not ratify this appointment, the Audit Committee will reconsider whether or not to retain Grant Thornton, and may decide to retain them notwithstanding the vote. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Grant Thornton will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

Audit and Other Fees

The following table shows the aggregate fees billed to us for professional services by Grant Thornton for fiscal years 2022 and 2021:

	Grant Thornton Fiscal 2022	Grant Thornton Fiscal 2021
Audit Fees (1)	638,515	602,961
Audit Related Fees	—	—
Tax Fees (2)	—	—
All Other Fees	—	—
Total	638,515	602,961

(1)
Audit fees represent fees billed or accrued for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim condensed consolidated financial statements included in quarterly filings and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements and the audit of our internal control over financial reporting.
(2)
Tax fees represent fees billed for professional services rendered for the preparation of our federal and state income tax returns and other tax consulting services.

None of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01I(7)I(C) of Regulation S-X promulgated by the SEC. The Audit Committee also concluded that Grant Thornton’s provision of audit and tax services to the Company and its affiliates is compatible with Grant Thornton’s independence.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and permitted non-audit services that may be performed by the Company’s independent registered public accounting firm. Under this policy, each year, at the time it engages the independent registered public accounting firm, the Audit Committee pre-approves the audit engagement terms and fees and also may pre-approve detailed types of audit-related and permitted tax and other services, subject to certain dollar limits, to be performed during the next twelve months. All other non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis, subject to those exceptions that may be permitted by applicable law. The Audit Committee may delegate its authority to pre-approve services to one or more of its members, whose activities shall be reported to the Audit Committee at each regularly scheduled meeting. In

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PROPOSAL 3 RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

accordance with this policy, the Audit Committee pre-approved all services to be performed by the Company’s independent registered public accounting firm in fiscal years 2022 and 2021.

Vote Required for Ratification of the Appointment of our Independent Registered Public Accounting Firm

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority in voting power of the outstanding shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote on the proposal. Abstentions will have the same effect as a vote “against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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Report of the Audit Committee

The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and internal controls over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. Grant Thornton, the Company’s independent registered public accounting firm for fiscal year 2022, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles and internal controls over financial reporting. The Audit Committee has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence.

Based on the review and discussions referred to above, the Audit Committee (i) recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 28, 2023 for filing with the SEC, and (ii) appointed Grant Thornton as the Company’s independent registered public accounting firm for fiscal year 2023. This report is provided by the following directors, who constitute the Audit Committee:

Gregory P. Hickey (Chairman)

Martha Bejar

Nancy A. Walsh

Phillip Williamson

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

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PROPOSAL 4 APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with the opportunity to approve, on an advisory basis, the compensation our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement.

Our executive compensation decisions are made in the context of our executive compensation plan statement.

Under our executive compensation plan statement, our executive compensation philosophy is to:

▪
Align the interests of our executives with those of the stockholders
▪
Attract, motivate, reward and retain the top contributors upon whom, in large part, our success depends;
▪
Be competitive with compensation programs for companies of similar size and complexity with whom we compete for talent, including direct competitors;
▪
Provide compensation based upon the short-term and long-term performance of both the individual executive and the Company; and
▪
Strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the successful achievement of specified corporate and individual goals.

We urge stockholders to read the “Compensation Discussion and Analysis” section beginning on page 26 of this Proxy Statement, which describes in more detail the key elements of our executive compensation program. The Compensation Committee and the Board believe that our executive compensation program is appropriately designed to achieve the objectives of our executive compensation philosophy.

We are asking stockholders to approve the following advisory resolution at the Annual Meeting:

Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby Approved.

This vote is an advisory vote only and will not be binding on us, our Board or the Compensation Committee and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

We expect to hold our next advisory vote to approve the compensation of our named executive officers at our 2024 annual meeting of stockholders.

Vote Required for Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

Approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority in voting power of the outstanding shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote on the proposal. Abstentions will have the same effect as a vote “Against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4 APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSALS OF STOCKHOLDERS AND DIRECTOR NOMINATIONS FOR 2024 ANNUAL MEETING

Requirements for Proposals to be Considered for Inclusion in Proxy Materials. If you would like to present a proposal for possible inclusion in our proxy statement for our 2024 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, please send the proposal to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088. To be eligible for inclusion in our proxy statement, proposals must be received by , 2023 and must comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2024 annual meeting of stockholders by more than 30 days from the anniversary of this year’s meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2024 annual meeting of stockholders.

Requirements for Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director Candidates. Stockholders who wish to nominate persons for election to the Board of Directors at the 2023 annual meeting of stockholders or wish to present a proposal at the 2024 annual meeting of stockholders, but whose stockholder proposal will not be included in the proxy materials the Company distributes for such meeting, must deliver written notice of the nomination or proposal to the Company’s Secretary no earlier than the close of business on February 8, 2024 and no later than the close of business on March 9, 2024 (provided, however, that if the 2024 annual meeting of stockholders is more than 30 days before or more than 70 days after the anniversary of this year’s meeting, nominations and proposals must be received no earlier than the close of business on the 120th day prior to the date of the 2024 annual meeting of stockholders and no later than the close of business on the 90th day prior to the date of the 2024 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made). The stockholder’s written notice must include certain information concerning the stockholder and each nominee as specified in Section 2.15 of our Bylaws. If a stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements, the notice will not be considered properly submitted and will not be acted upon at the 2024 annual meeting of stockholders. A stockholder’s written notice should be sent to the attention of the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than our nominees at the 2024 annual meeting of stockholders must provide written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act. Such written notice must be provided in accordance with Rule 14a-19. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as described above.

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OTHER MATTERS

The Board does not intend to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of the meeting. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the proxyholders named in the proxies solicited by the Board will have the authority to vote all proxies received with respect to such matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of the Board.

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ANNUAL REPORT TO STOCKHOLDERS

Our 2022 Annual Report has been posted, and is available without charge, on our corporate website at investors.sportsmans.com. For stockholders receiving a Notice of Internet Availability, such Notice of Internet Availability will contain instructions on how to request a printed copy of our 2022 Annual Report. For stockholders receiving a printed copy of this Proxy Statement, a copy of our 2022 Annual Report has also been provided to you. In addition, we will provide, without charge, a copy of our 2022 Annual Report (including the financial statements but excluding the exhibits thereto) to any stockholder of record or beneficial owner of our Common Stock. Requests can be made by writing to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088.

DATED: West Jordan, Utah, April , 2023

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APPENDIX A

Amended and Restated Certificate of Incorporation of Sportsman’s Warehouse Holdings, Inc.

Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware

Sportsman’s Warehouse Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.
The name of the Corporation is Sportsman’s Warehouse Holdings, Inc. The Corporation was incorporated under the name “SWH Merger Sub, Inc.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on November 18, 2013.
2.
This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”) and by the stockholders of the Corporation in accordance with the applicable provisions of Sections ~~141, 228,~~ 242 and 245 of the DGCL.
3.
This Amended and Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended and restated.

The text of the ~~Corporation’s~~ certificate of incorporation of the Corporation, as heretofore amended and restated, is amended and restated in its entirety as follows:

Article I.

Name

The name of the Corporation is Sportsman’s Warehouse Holdings, Inc.

Article II.

Registered Office

The address of the registered office of the Corporation in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the registered agent of the Corporation at that address is The Corporation Trust Company.

Article III.

Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

Article IV.

Capital Stock

(A)
Authorized Capital Stock.

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is one hundred twenty million (120,000,000) shares of capital stock, consisting of (i) one hundred million (100,000,000) shares of common stock, par value $0.01 per share (the “Common Stock”), and (ii) twenty million (20,000,000) shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

APPENDIX A

Notwithstanding anything to the contrary contained herein, the rights and preferences of the Common Stock shall at all times be subject to the rights and preferences of the Preferred Stock as may be set forth in the Amended and Restated Certificate of Incorporation or one or more certificates of designations filed with the Secretary of State of the State of Delaware from time to time in accordance with the DGCL and this Amended and Restated Certificate of Incorporation. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding shares of capital stock entitled to vote thereon, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of the Common Stock or the Preferred Stock voting separately as a class or series shall be required therefor unless a vote of any such holder is required pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).

(B)
Common Stock.

The voting powers, designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions of the Common Stock, in addition to those set forth elsewhere herein, are as follows:

(1)
Voting Rights. Each holder of shares of Common Stock shall be entitled to vote at all meetings of the stockholders and to cast one vote for each outstanding share of Common Stock held by such holder on all matters on which stockholders are entitled to vote generally. Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.
(2)
Dividends and Distributions. Subject to the prior rights of the holders of all series of Preferred Stock at the time outstanding having prior rights as to dividends or other distributions, the holders of shares of Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of the assets of the Corporation legally available therefor, such dividends and other distributions as may be declared from time to time by the Board of Directors and shall share equally on a per share basis in all such dividends and other distributions.
(3)
Liquidation. Subject to the prior rights of creditors of the Corporation, including without limitation the payment of expenses relating to any liquidation, dissolution or winding up of the Corporation, and the holders of all series of Preferred Stock at the time outstanding having prior rights as to distributions upon liquidation, dissolution or winding up of the Corporation, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of Common Stock shall be entitled to receive their ratable and proportionate share of the remaining assets of the Corporation. A merger or consolidation of the Corporation with any other corporation or other entity, or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.
(C)
Preferred Stock.

The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more series, and to fix for each such series the voting powers, if any, designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, including, without limitation, the authority to provide:

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APPENDIX A

(1)
the number of shares included in such series, and the distinctive designation of that series;
(2)
the dividend rate (or method of determining such rate) on the shares of any series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;
(3)
whether any series shall have voting rights, in addition to the voting rights provided by applicable law, and, if so, the number of votes per share and the terms and conditions of such voting rights;
(4)
whether any series shall have conversion privileges and, if so, the terms and conditions of conversion, including provision for adjustment of the conversion rate upon such events as the Board of Directors shall determine;
(5)
whether the shares of any series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;
(6)
whether any series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;
(7)
the rights of the shares of any series in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and
(8)
any other powers, preferences, rights, qualifications, limitations, and restrictions of any series.

The powers, preferences and relative, participating, optional and other special rights of the shares of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Unless otherwise provided in the resolution or resolutions providing for the issuance of such series of Preferred Stock, shares of Preferred Stock, regardless of series, which shall be issued and thereafter acquired by the Corporation through purchase, redemption, exchange, conversion or otherwise shall return to the status of authorized but unissued Preferred Stock, without designation as to series of Preferred Stock, and the Corporation shall have the right to reissue such shares.

Article V.

Board of Directors

(A)
Powers of the Board of Directors.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(B)
Number of Directors.

Subject to the rights of the holders of Preferred Stock, the Board of Directors shall consist of one or more members, the exact number of which shall be fixed by, or in the manner provided in, the Corporation’s Bylaws.

(C)
Classification of the Board of Directors.

~~The~~Until the 2026 annual meeting of stockholders, the directors of the Corporation (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV hereof (the “Preferred Stock Directors”)) shall be divided into three classes ~~designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one- third of the total number of directors constituting the entire Board of Directors. The Board of Directors may assign members of the Board of Directors already in office to such classes as of the initial effectiveness of this Amended and Restated Certificate of Incorporation (the “Effective Time”). The term of the initial Class I directors shall expire at the first annual meeting of stockholders following the Effective Time; the term of office of the initial Class II directors shall expire at the second annual meeting of stockholders following the Effective Time; the term of the office of the initial Class III directors shall expire at the third annual meeting of stockholders~~

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APPENDIX A

~~following the Effective Time. At each~~. Commencing with the 2024 annual meeting of stockholders, ~~commencing with the first~~directors of the Corporation (other than any Preferred Stock Director) shall be elected as follows: (i) directors elected at the 2024 annual meeting of stockholders ~~following the Effective Time, successors to the class of directors~~to succeed those whose term expires at ~~that~~such meeting shall hold office for a term expiring at the annual meeting ~~shall be~~of stockholders to be held in 2025; (ii) directors elected ~~to~~at the 2025 annual meeting of stockholders to succeed those whose term expires at such meeting shall hold office ~~until~~for a term expiring at the ~~third~~ annual meeting ~~next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal. If the number of directors is changed (other than with respect to Preferred Stock Directors), any increase or decrease shall be apportioned among the classes in such a manner as the Board of Directors shall determine so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director.~~of stockholders to be held in 2026; and (iii) beginning with the 2026 annual meeting of stockholders, all directors elected at an annual meeting of stockholders to succeed those whose term expires at such meeting shall hold office for a term expiring at the next annual meeting of stockholders.

(D)
Term of Office.

Each director shall hold office until the annual meeting of the stockholders for the year in which his or her term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. A director may resign at any time upon notice to the Corporation as provided in the Corporation’s Bylaws.

(E)
Removal of Directors.

Except for any Preferred Stock Director, any director or the entire Board of Directors may be removed from office at any time, ~~but only for cause and only~~(i) in the event such removal is prior to the 2026 annual meeting of stockholders, only for cause, and (ii) in the event such removal is after the 2026 annual meeting of stockholders, with or without cause, and in either case of the foregoing clauses (i) or (ii), by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the total voting power of the outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class. ~~Notwithstanding the foregoing, until the Trigger Date (as defined below), directors may be removed, with or without cause, by the affirmative vote of the holders of at least a majority in voting power of all outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class.~~

(F)
Vacancies.

Subject to the terms of any one or more series of Preferred Stock then outstanding, any vacancy on the Board of Directors, by reason of death, resignation, retirement, disqualification or removal or otherwise, and any newly created directorship that results from an increase in the number of directors, shall be filled only by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director ~~of any class elected to fill a vacancy resulting from an increase in the number of directors of such class~~elected to the Board of Directors in accordance with this Paragraph F of Article V shall hold office (i) in the event of a new directorship created or vacancy occurring prior to the 2026 annual meeting of stockholders, for a term that shall coincide with the remaining term of ~~that~~the class~~. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.~~ of directors in which the new directorship was created or the vacancy occurs, and (ii) in the event of a new directorship created or vacancy occurring after the 2026 annual meeting of stockholders, until the next annual meeting of stockholders.

(G)
Preferred Stock Directors.

During any period when the holders of any series of Preferred Stock have the right to elect Preferred Stock Directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise

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APPENDIX A

total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect Preferred Stock Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such Preferred Stock Directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.

(H)
Powers and Authority.

In addition to the powers and authority expressly conferred upon them herein or by statute, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL and this Amended and Restated Certificate of Incorporation.

Article VI.

Stockholder Action

(A)
Election of Directors.

Elections of directors need not be by written ballot except and to the extent provided in the Corporation’s Bylaws.

(B)
Advance Notice.

Advance notice of nominations for the election of directors or proposals or other business to be considered by stockholders, which are made by any stockholder of the Corporation, shall be given in the manner and to the extent provided in the Corporation’s Bylaws.

(C)
Stockholder Action by Written Consent.

~~From and after the first date (the “Trigger Date”) on which the Seidler Equity Partners III, L.P. (“Seidler”) and its Affiliates (defined below) collectively cease to beneficially own (as shall be determined in accordance with Rules 13d-3 and 13d-5 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) shares of Common Stock representing at least a majority of the votes entitled to be cast by the then-outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote on the election of the directors of the Corporation (or any class thereof) at any annual or special meeting of stockholders, any~~Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders in lieu of a meeting of stockholders.

Notwithstanding the foregoing, any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock.

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APPENDIX A

Article VII.

Limitation of Director Liability

No director shall be personally liable to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such elimination from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. Any repeal or modification of this Article VII, because of amendments or modifications of the DGCL or otherwise, shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to the effective date of such repeal or modification.

Article VIII.

~~Corporate Opportunities~~ [Reserved]

~~(A)~~
~~In recognition and anticipation that (1) certain directors, principals, officers, employees and/or other representatives of Seidler and its Affiliates (as defined below) may serve as directors, officers or agents of the Corporation, and (2) Seidler and its Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article VIII are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve Seidler or its Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.~~
~~(B)~~
~~either Seidler nor any of its Affiliates shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (2) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by law, neither Seidler nor any of its Affiliates shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that Seidler or any of its Affiliates engages in any such activities. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for Seidler or any of its Affiliates and the Corporation or any of its Affiliates, except as provided in Paragraph C of this Article VIII. Subject to said Paragraph C of this Article VIII, in the event that Seidler or any of its Affiliates acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, Seidler and its Affiliates shall, to the fullest extent permitted by law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that Seidler or any of its Affiliates pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person.~~
~~(C)~~
~~The Corporation does not renounce its interest in any corporate opportunity offered to any director or officer of the Corporation if such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Corporation, and the provisions of Paragraph B of this Article VIII shall not apply to any such corporate opportunity.~~
~~(D)~~
~~In addition to and notwithstanding the foregoing provisions of this Article VIII, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (1) the Corporation is neither financially or legally able, nor contractually permitted to undertake, (2) from its nature, is not in~~

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APPENDIX A

~~the line of the Corporation’s business or is of no practical advantage to the Corporation or (3) is one in which the Corporation has no interest or reasonable expectancy.~~
~~(E)~~
~~The following terms shall have the meanings ascribed to them in this Paragraph E: (1) “Affiliate” shall mean (i) in respect of Seidler, any Person that, directly or indirectly, is controlled by Seidler, controls Seidler or is under common control with Seidler and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), and (ii) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; and (2) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.~~
~~(F)~~
~~Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, and in addition to any vote of the Board of Directors required by this Amended and Restated Certificate of Incorporation or the DGCL, until the date on which the Seidler and its Affiliates collectively cease to beneficially own (as shall be determined in accordance with Rules 13d-3 and 13d-5 promulgated under the Exchange Act) shares of Common Stock representing at least twenty percent (20%) of the votes entitled to be cast by the then-outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote on the election of the directors of the Corporation (or any class thereof) at any annual or special meeting of stockholders (the “Operative Date”), the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the Corporation’s issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Amended and Restated Certificate of Incorporation inconsistent with, any provision of this Article VIII. Neither the amendment, alteration or repeal of this Article VIII nor the adoption of any provision inconsistent with this Article VIII shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VIII, would accrue or arise, prior to such amendment, alteration, repeal or adoption.~~
~~(G)~~
~~To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article VIII.~~

Article IX.

Business Combinations

~~The Corporation hereby elects not to be governed by Section 203 of the DGCL until such time as the~~ Seidler and its Affiliates collectively cease to beneficially own (as shall be determined in accordance with ~~Rules 13d-3 and 13d-5 promulgated under the Exchange Act) shares of Common Stock representing at~~ least fifteen percent (15%) of the votes entitled to be cast by the then-outstanding shares of all classes and ~~series of capital stock of the Corporation entitled generally to vote on the election of the directors of the Corporation (or any class thereof) at any annual or special meeting of stockholders, whereupon the Corporation shall immediately and automatically, without further action on the part of the Corporation or any holder of capital stock of the Corporation, become governed by Section 203 of the DGCL.~~

The Corporation is governed by Section 203 of the DGCL.

Article X.

Amendment of Bylaws

In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend or repeal the Corporation’s Bylaws by the affirmative vote of a majority of the entire Board of Directors (assuming no vacancies on the Board of Directors). The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%)

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APPENDIX A

of the voting power of the Corporation’s issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Article XI.

Amendment of Certificate of Incorporation

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed in this Amended and Restated Certificate of Incorporation or the DGCL, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Corporation’s issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, change or repeal or to adopt any provision of this Amended and Restated Certificate of Incorporation inconsistent with any provision of Article V, Article VI, Article VII, Article IX, Article X, this Article XI, or Article XII~~; provided further, however, as provided in Article VIII, Paragraph F of this Amended and Restated Certificate of Incorporation, until the occurrence of the Operative Date, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the Corporation’s issued and outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Amended and Restated Certificate of Incorporation inconsistent with, any provision of Article VIII.~~.

Article XII.

Forum Selection

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL, or (d) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of the capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

* * *

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APPENDIX A

In Witness Whereof, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed on its behalf this ~~16th~~[ ] day of ~~April 2014~~[ ] 2023.

Sportsman’s Warehouse Holdings, Inc.

By:	~~/s/ Kevan Talbot~~

Name:	~~Kevan P. Talbot~~Jeff White

Title:	Chief Financial Officer and Secretary

2023 Proxy Statement	A-9

APPENDIX A

Preliminary Proxy Materials - Subject to Completion

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 6, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SPWH2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 6, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V12589-P91601 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

The Board of Directors recommends you vote FOR each of the following director nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Gregory P. Hickey	☐	☐	☐
1b. Nancy A. Walsh	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: At their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. **This section must be completed for your Instructions to be executed.**

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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APPENDIX A

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

V12590-P91601

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.
Annual Meeting of Stockholders
June 7, 2023 8:00 a.m. MDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mr. Joseph P. Schneider and Mr. Jeff White, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SPORTSMAN'S WAREHOUSE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, MDT on June 7, 2023, virtually at www.virtualshareholdermeeting.com/SPWH2023, and any postponement or adjournment thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and on such other matters as may properly come before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side

2023 Proxy Statement	A-11